SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
     (section)240-14a-12

                          Franklin Select Realty Trust
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)

                          Franklin Select Realty Trust
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(3)
    or Item  22(a)(2)  of  Schedule  14A
[ ] $500  per each  party  to the  controversy pursuant to Exchange  Act
    Rule  14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:


               2) Aggregate number of securities to which transaction applies:


               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


               4)   Proposed maximum aggregate value of transaction:


               5)   Total fee paid:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:






                         FRANKLIN SELECT REALTY TRUST
                        777 MARINERS ISLAND BOULEVARD
                             SAN MATEO, CA 94404
                                (650) 312-3000

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 27, 1999
Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Select Realty Trust (the "Company") will be held on April 27, 1999, at 9:00 a.m., Pacific Daylight Time, at the offices of Franklin Resources, Inc., located at 777 Mariners Island Boulevard, San Mateo, California 94403 for the following purposes:

            1. To elect a Board of Directors of the Company to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified.

            2. To ratify the appointment of PriceWaterhouseCoopers LLP, independent public accountants, as the independent auditors for the Company for the fiscal year ending December 31, 1999.

            3. To consider and approve the amendment and restatement of the Company's Articles of Incorporation in the form set forth as EXHIBIT A attached hereto.

            4. To consider and approve the amendment and restatement of the Company's Bylaws in the form set forth as EXHIBIT B attached hereto.

            5. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

These items are discussed in the following pages, which are made part of this Notice. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 10, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting in person. Even if you plan to attend the Meeting, please complete, date, sign, and return the enclosed proxy promptly in the enclosed self-addressed, stamped envelope. If you attend the Meeting and wish to withdraw your proxy, you may vote personally.

Dated:  March 15, 1999        By Order of the Board of Directors

                              Richard S. Barone
                              Secretary
-------------------------------------------------------------------------------

                  PLEASE RETURN YOUR PROXY CARD PROMPTLY.
         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are cordially invited to attend the Meeting in person. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in mailing your proxy promptly.
-------------------------------------------------------------------------------








                      This page intentionally left blank.







                         FRANKLIN SELECT REALTY TRUST

                                PROXY STATEMENT

                ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 1999



                SOLICITATION, REVOCATION AND VOTING OF PROXIES

This proxy statement and the enclosed proxy are furnished in connection with the Annual Meeting of Shareholders (the "Meeting") of Franklin Select Realty Trust, a California corporation (the "Company"), to be held on April 27, 1999, at 9 a.m., Pacific Daylight Time, at the offices of Franklin Resources, Inc. located at 777 Mariners Island Boulevard, San Mateo, California 94403. Shareholders of record at the close of business on March 10, 1999, are entitled to notice of and to vote at the Meeting. On that date, there were 12,250,372 shares of Common Stock, Series A, (the "Series A") outstanding, and 745,584 shares of Common Stock, Series B, (the "Series B") outstanding (collectively the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held as of the record date. Each share of Common Stock is entitled to one vote for as many separate nominees as there are Directors to be elected and one vote for or against all other matters presented. For action to be taken at the Meeting, a majority of the shares entitled to vote must be represented at the Meeting in person or by proxy. Under California law, Shareholders are entitled to cumulate their votes in the election of directors. See "Proposal 1 - Election of Directors" for an explanation of cumulative voting. The Series A and Series B will vote together as a single class with respect to the matters to be voted upon at the Meeting. Director nominees receiving the highest number of affirmative votes up to the number of Directors to be elected will be elected. For approval of all other matters, the affirmative vote of the majority of the shares represented and voting is the minimum approval necessary. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by shareholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

The cost of soliciting proxies will be borne by the Company. The Company has retained ChaseMellon Shareholder Services, L.L.C, its transfer agent, and may also retain a professional proxy solicitation firm to assist shareholders and the Company in the voting process in connection with the Meeting. The Company may request brokerage houses and other institutions to forward the solicitation material to persons for whom they hold shares of Common Stock and to obtain authorization for the execution of proxies. The Company will reimburse brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy material.

The enclosed proxy is being solicited by the Company's Board of Directors (the "Board"). When proxies are properly dated, executed and returned, the shares they represent will be voted at the Meeting in accordance with the instructions of the shareholders. If no specific instructions are given, the shares will be voted: FOR the election as Directors of each of the nominees named hereinafter, but the proxy holders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; FOR the ratification of the appointment of PriceWaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending December 31, 1999; FOR the proposed amendment and restatement of the Company's Articles of Incorporation; FOR the proposed amendment and restatement of the Company's Bylaws; and, in the discretion of the proxy holders, upon such other matters not now known or determined which may properly come before the Meeting.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy, or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Meeting and election to vote in person. Attendance at the Meeting will not by itself constitute the revocation of a proxy.

This proxy statement and the enclosed proxy are scheduled to be mailed to shareholders commencing on or about March 17, 1999.

                            AVAILABLE INFORMATION

The Company is subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 75 Park Place, New York, New York 10007 and 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, certain of the documents filed by the Company with the Commission are available through the Commission's Electronic Data Gathering and Retrieval System ("EDGAR") at www.sec.gov.

The Company furnishes shareholders with annual reports containing consolidated financial statements audited by independent certified public accountants. The Company's 1998 Annual Report, which is integrated with and included in its Annual Report on Form 10-K for the fiscal year ended December 31, 1998, is being sent to shareholders with this Proxy Statement.

No   person  is   authorized   to  give  any   information   or  to  make  any
representations other than the information or representations contained herein and, if given or made, such information or representations should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such a solicitation. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof, or the dates as of which certain information is set forth herein.

                      PROPOSAL 1: ELECTION OF DIRECTORS

The enclosed proxy will be voted, unless authority is withheld, for the election of the nominees named herein as Directors of the Company, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees have consented to serve as Directors and all of the nominees are presently Directors of the Company. However, if any nominee is not available for election at the time of the Meeting, the proxy holders may vote for any substitute person nominated by the Board, in its discretion. In connection with the election of Directors, the proxy holders intend to distribute, in such proportions as they see fit, the votes represented by each proxy among the seven nominees named herein or any such substitute person nominated by the Board, and authority to do so is included in the proxy.

Under the General Corporation Law of the State of California, a shareholder is entitled to cumulate his votes in the election of directors. This means that a shareholder may give to any one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled; or, a shareholder may distribute such votes, based upon the same principle, among as many candidates as he chooses. If a majority of the shares of Common Stock entitled to vote are represented in person or by proxy at the Meeting, the seven nominees who receive the highest number of votes will be the Directors for the next year and until their successors are elected and qualified. A shareholder may use his proxy for cumulative voting by noting the number of shares to be voted for each nominee. Unless otherwise noted on the proxy card, shares of persons submitting a proxy will be voted equally for each nominee (subject to the proxy holders' right to cumulate votes represented by each proxy as referenced above).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

  NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE                        DIRECTOR
                                                                       SINCE

DAVID P. GOSS (51)                                                     1989

Mr. Goss is the Chief Executive Officer, President and Director of the Company. He is also Chief Executive Officer, President and Director of Property Resources, Inc., Property Resources Equity Trust (1987 to date), and Franklin Properties Inc., the Company's Advisor (the "Advisor"). Mr. Goss has a B.A degree from the University of California, Berkeley, and a J.D. degree from the New York University School of Law.

BARRY C. L. FERNALD (52)                                               1996

Mr. Fernald is an Independent Director of the Company. He was co-founder and, until 1994, a Senior Vice President of Devcon Construction, Inc. During his association with Devcon, Devcon developed and constructed more than 20 million square feet of industrial and commercial buildings in the Silicon Valley and throughout Northern California. Since retiring from Devcon in 1994, Mr. Fernald continues to manage his real estate holdings, as well as consult and participate in new real estate ventures. Mr. Fernald holds a Bachelor of Architecture degree from the University of California at Berkeley and is a licensed architect in the State of California. He is a founder of the Children's Discovery Museum of San Jose and of the Silicon Valley Bank. Mr. Fernald also serves on the board of directors of the San Jose Jet Center and the I Think I Can Foundation, is a member of the American Institute of Architects and is a former Director of the Santa Clara Valley Chapter of The American Institute of Architects.

LLOYD D. HANFORD, JR. (70)                                             1989

Mr. Hanford is an Independent Director of the Company. In 1988 he was co-founder of, and until July 1992, principal of, the Hanford/Healy Companies, a San Francisco real estate appraisal, asset management and consulting firm, practicing on a national basis. In September 1996, GMAC Commercial Mortgage acquired the assets of the Hanford/Healy Companies. Mr. Hanford is presently an independent real estate appraiser and consultant but maintains his offices at Realty Services International, Inc. (the successor by name change to Hanford/Healy Appraisal Company). Mr. Hanford graduated from the University of California, Berkeley and holds the professional designations MAI, CRE and CPM awarded respectively by the Appraisal Institute, the Counselors of Real Estate and the Institute of Real Estate Management (IREM). Mr. Hanford is a past national president of IREM and of the IREM Foundation and was the 1998 Chair of the Appraisal Foundation (Washington, D.C.). Mr. Hanford is also on the Advisory Board of the Eastern European Real Property Foundation. Mr. Hanford was also a Director of Franklin Advantage Real Estate Income Fund (1990 to May 1996).

EGON H. KRAUS (69)                                                     1989

Mr.  Kraus  is an  Independent  Director  of  the  Company.  He  was
formerly Vice President and Director of McNeil Investors Inc. (1991-1995). He is a Certified Public Accountant, primarily involved in real estate transactions. He has a B.S. and an M.B.A. from the University of California, Berkeley, where he was elected to Phi Beta Kappa. Mr. Kraus is a member of the American Institute of Certified Public Accountants and a former member of the Financial Executives Institute and the Tax Executives Institute. He was also a Director of Franklin Real Estate Income Fund (1988 to May 1996) and Franklin Advantage Real Estate Income Fund (1990 to May 1996).

FRANK W.T. LAHAYE (69)                                                 1996

Mr. LaHaye is an Independent Director of the Company. He is General Partner of Peregrine Associates and Miller & LaHaye, the latter of which is the General Partner of Peregrine Ventures II, a venture capital firm. Mr. LaHaye is a Director of Quarterdeck Corporation, Fischer Imaging Corporation and Digital Transmission Systems, Inc.; and a Director or Trustee, as the case may be, of 27 investment companies in the Franklin Templeton Group of Funds. He was also a Director of Franklin Real Estate Income Fund (1995 to May 1996). Mr. LaHaye received a B.S. degree in Metallurgical Engineering from Stanford University in 1954.

LARRY D. RUSSEL (52)                                                   1996

Mr. Russel is an Independent Director of the Company. Mr. Russel was a founder, Chairman of the Board and President of Devcon Construction, Inc. and was active in its corporate and executive operations from May 1976 until May 1989. He was Chairman of the Board of Devcon from 1980 through May 1989. During his association with Devcon, Devcon was responsible for the construction of more than 20 million square feet of property throughout Northern California. Mr. Russel served on the Board of Directors for Citation Insurance Company, a publicly held insurance company, from 1984 to 1996. Since 1992 he has been Chairman of the Board of Directors of the San Jose Jet Center. Mr. Russel is a general partner of Realtec Development Company of San Jose, California. Realtec was formed in 1981 and has provided real estate management, financing, design, construction and marketing services for approximately 500,000 square feet of office and R&D space. Mr.
Russel is a managing partner of the real estate partnerships Realtec Development Company manages.

E. SAMUEL WHEELER (55)                                                 1989

Mr. Wheeler is an Independent Director of the Company. He is a Certified Public Accountant, and since 1990, has owned and managed an accounting and tax practice. He is a member of the National Association of Real Estate Investment Trusts (NAREIT)'s Government Relations, Research and Accounting Committees. He received his B.S. in Accounting and Finance from San Jose State University in 1966, and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Wheeler was also a Director of Franklin Advantage Real Estate Income Fund (1990 to May 1996).








SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock by the Directors and by all Directors and executive officers as a group, as of February 10, 1999.

                                                      AMOUNT AND
                                                    TYPE OF SHARES
        NAME                  TITLE OF CLASS      BENEFICIALLY OWNED  % OF CLASS
--------------------------------------------------------------------------------
David P. Goss, Chief        Common Stock, Series A         7,191         *
Executive Officer,
President and Director
Barry C. L. Fernald,        Common Stock, Series A       410,750**     3.25%
Independent Director
Lloyd D. Hanford, Jr.,      Common Stock, Series A         1,000         *
Independent Director
Egon H. Kraus, Independent  Common Stock, Series A        12,430         *
Director
Frank W.T. LaHaye,          Common Stock, Series A         1,000         *
Independent Director
Larry D. Russel,            Common Stock, Series A       406,250***    3.21%
Independent Director
E. Samuel Wheeler,          Common Stock, Series A         2,000         *
Independent Director
Directors and executive     Common Stock, Series A       843,821****   6.46%
officers as a group

* Indicates ownership of less than 1% of the class.

** Mr. Fernald's holdings consist of 4,500 shares of Common Stock, Series A and 406,250 shares of Common Stock, Series A issuable upon conversion of 406,250 limited partnership units of FSRT, L.P. (the "Partnership Units"). The Partnership Units are presently convertible into shares of Common Stock, Series A on a one-for-one basis. The conversion ratio is subject to adjustment in certain circumstances. The Partnership Units have no voting rights.

*** Mr. Russel's holdings consist of 406,250 shares of Common Stock, Series A issuable upon conversion of 406,250 Partnership Units. The Partnership Units are presently convertible into shares of Common Stock, Series A on a one-for-one basis. The conversion ratio is subject to adjustment in certain circumstances. The Partnership Units have no voting rights.

**** Consists of 31,321 shares of Common Stock, Series A, and 812,500 shares of Common Stock, Series A issuable upon conversion of 812,500 Partnership Units. The Partnership Units are presently convertible into shares of Common Stock, Series A on a one-for-one basis. The conversion ratio is subject to adjustment in certain circumstances. The Partnership Units have no voting rights.


To the Company's knowledge, as of February 10, 1999, no person beneficially owned more than 5% of the outstanding Common Stock except as set forth below:

                                                  AMOUNT AND
                                                  NATURE OF
NAME AND ADDRESS             TITLE OF CLASS         SHARES        % OF CLASS
                                                 BENEFICIALLY
                                                    OWNED
-------------------------------------------------------------------------------
Franklin Resources, Inc.   Common Stock,           1,685,400          13.0%
777 Mariners Island        Series A
Boulevard
San Mateo, CA 94404
Franklin Properties, Inc.  Common Stock,             745,584           100%*
1800 Gateway Drive         Series B
San Mateo, CA 94404
EastGroup Properties,      Common Stock,             736,000           5.7%
Inc.**                     Series A
300 One Jackson Place
188 East Capital Street
Jackson, Mississippi
39201


* The Company has one class of Common Stock in two series, designated Series A and Series B. Pursuant to that certain Amended and Restated Series B Stock Exchange Agreement dated as of May 7, 1996 between the Company and Franklin Properties, Inc., the outstanding shares of Common Stock, Series B are convertible into 622,395 shares of Common Stock, Series A upon the occurrence of certain conditions based upon the market price of Common Stock, Series A. The conversion ratio is subject to adjustment in certain circumstances. The Common Stock, Series B represents 5.7% of the total outstanding shares of common Stock, Series A and Common Stock, Series B and 100% of the outstanding shares of Common Stock, Series B.

** The information concerning EastGroup Properties, Inc. ("EastGroup") has been obtained solely from filings made with the Securities and Exchange
Commission by EastGroup pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934.


The executive officers of the Company other than those listed above are:

RICHARD S. BARONE (48)

Mr. Barone has been Secretary of the Company from 1989 to date. He is also Secretary of the Advisor, Property Resources, Inc., and Property Resources Equity Trust. He is also Senior Vice President-Legal of the Advisor and Property Resources, Inc., and Senior Corporate Counsel of Franklin Resources, Inc. Mr. Barone received a B.A degree and a J.D. degree from the University of San Francisco. He is a member of the State Bar of California.

MARK A. TENBOER (42)

Mr. TenBoer is Vice President - Finance and Chief Financial Officer of the Company and has served as Vice President - Asset Management for the Advisor and Property Resources, Inc. since 1991. From 1983 to 1991 he was Director - Portfolio Management and Controller of the Advisor and Property Resources, Inc. He received a B.S. degree in Accounting from the University of Illinois. Mr. TenBoer is a Certified Public Accountant.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board of Directors met seven times during 1997 and 18 times during 1998. The Audit Committee, which consists of all the Independent Directors of the Company, met twice during 1997 and twice during 1998. The Audit Committee advises and assists the Company's principal financial officer in making periodic overall reviews of the Company's internal controls and financial statements, appoints the Company's independent auditors for the Company's annual  audit,  and meets  periodically  with the  auditors  to discuss  their audit.  During  1998  the  Company  had a  Special  Committee  of  Independent
Directors (the "Special Committee") consisting of all the Independent Directors of the Company. The Special Committee was formed in 1998 for the purpose of reviewing strategic alternatives available to the Company and related matters. Mr. Wheeler was chairman of the Special Committee during 1998. The Special Committee met 21 times during 1998. The Company had no standing nominating or compensation committees during 1997 and 1998. During each of 1997 and 1998, no Director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which he served.

No direct compensation has been paid by the Company to its Directors or its executive officers, or the Directors or executive officers of the Advisor, in 1997 or 1998, except that the Independent Directors received fees of $6,000 per year plus $500 for each regular Board meeting attended and $400 for each telephonic Board meeting attended. In addition, in 1998 the Independent Directors received fees of $2,500 each per quarter for their service on the Special Committee, except that Mr. Wheeler received fees of $3,500 per quarter for his service as chairman of the Special Committee. Fees to all Directors for attendance at Board meetings totaled approximately $58,000 for 1997 and approximately $145,000 for 1998, including an aggregate of $64,000 paid to the Independent Directors in 1998 for their service on the Special Committee.

The Company has no annuity, pension or retirement plans or any existing plans or arrangement under which payments have been or will in the future be made to any Director or officer. The Company has paid certain fees and will reimburse certain expenses of the Advisor. See "Other Information."

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's Directors and executive officers to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each Director and executive officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its Directors and executive officers during the last fiscal year were filed on time.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Company's cumulative total stockholder return with two indices, the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT"), and the S&P 500 Index. The period covered by the graph commences on January 14, 1994, which is the date when the Company's Series A commenced trading on the American Stock Exchange. Prior to that date, there was no established trading market for the shares. The graph assumes $100 was invested in January 14, 1994, in the Series A and the indices, and that all dividends were reinvested throughout the period. Data points on the graph are annual, except that the first point represents January 14, 1994. Historic stock price performance is not necessarily indicative of future stock price performance.


                      PERFORMANCE MEASUREMENT COMPARISON
                                 TOTAL RETURN
                         FRANKLIN SELECT REALTY TRUST
                      PERFORMANCE MEASUREMENT COMPARISON


       EDGAR REPRESENTATION OF DATA POINTS USED IN THE PRINTED GRAPHIC

                   THE COMPANY     REIT EQUITY INDEX        S&P 500 INDEX
                   -----------     -----------------        -------------
1/94                  100.00            100.00                  100.00
1994                   78.03            103.18                  101.31
1995                   91.96            118.93                  139.22
1996                  136.33            160.87                  171.19
1997                  174.26            193.46                  228.32
1998                  188.34            159.60                  293.56




     PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors recommends ratification of its appointment of PriceWaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1999. For the fiscal year ended December 31, 1998, the audit services of PriceWaterhouseCoopers LLP (and, for the fiscal year ended December 31, 1997, the audit services of its predecessor, Coopers & Lybrand LLP) consisted of the rendering of opinions on the financial statements of the Company. PriceWaterhouseCoopers LLP has no material direct or indirect beneficial interest in the Company or the Advisor. PriceWaterhouseCoopers LLP does not intend to send a representative to be present at the Meeting and, therefore, does not intend to have a representative available to respond to questions. However, if PriceWaterhouseCoopers LLP does send a representative to the Meeting, such representative will be available to respond to questions.
Unless marked to the contrary, proxies received will be voted for the ratification of the appointment of PriceWaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  RATIFICATION  OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

PROPOSAL 3:  TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF INCORPORATION

Except as described below, the Board has unanimously approved, and recommends that the shareholders approve, the amendment and restatement of the Company's Articles of Incorporation, as set forth in EXHIBIT A to this Proxy Statement (the "Amended Articles"). The only Director who is not an Independent Director abstained from voting with respect to the decision to amend the Articles to provide that the liability of all Directors for monetary damages is eliminated to the fullest extent permitted by California law; this provision currently applies only to Independent Directors. The amendments to the Company's existing Articles of Incorporation (the "Existing Articles") are summarized below. The summary is qualified by reference to the full text of the Amended Articles.

The reasons for the proposed amendments are:

1. To clarify that the order of priority specified in the Existing Articles for distributions to the holders of Series A shares and Series B shares of net proceeds from the sale, financing or refinancing of real property which are not reinvested in real property does not REQUIRE that such distributions be made, but rather, specifies the relative rights of the holders of Series A shares and Series B shares as to any such distributions that may be made; and

2. To update the provisions eliminating liability of the Directors for monetary damages to the Company, and the provisions authorizing the Company to indemnify its agents (including Directors), by making such provisions consistent with current California corporate practice. In particular, the elimination of liability for monetary damages, which currently applies only to Independent Directors, would be extended to include all Directors, and any repeal or amendment of the exculpation and indemnity provisions would not adversely affect any rights in effect at the time of the repeal or amendment.

The Existing Articles provide that the net proceeds from any sale, financing or refinancing of the Company's real property which are not reinvested in real property are to be distributed as follows: (i) $10 per share to the holders of Series A shares before any net proceeds are distributed to the holders of Series B shares, (ii) if any net proceeds remain after the distribution to the holders of the Series A shares, then, $10 per share to the holders of Series B shares before any further net proceeds are distributed to the holders of Series A shares, (iii) if net proceeds remain after the distribution to the holders of the Series B shares, then, an amount equal to a 6% per annum cumulative (non-compounded) return on the "adjusted price" per Series A share (as defined therein) to the holders of Series A shares before any further net proceeds are distributed to the holders of Series B shares, (iv) if any net proceeds remain after the distribution to the holders of the Series A shares, then, an amount equal to a 6% per annum cumulative (non-compounded) return on the adjusted price per Series B share (as defined therein) to the holders of the Series B Shares before any further net proceeds are distributed to the holders of Series A shares, and (v) any remaining net proceeds that are distributed, are distributed pro rata to the holders of Series A shares and Series B shares.

In September, 1994 the Company was changed from a finite life REIT to an infinite life REIT. A requirement that the Company distribute to the Shareholders the net proceeds from all sales, financings or refinancings of its real property would be inconsistent with the Company's status as an infinite life REIT. The Existing Articles would be amended to clarify that net proceeds from the sale, financing or refinancing of real property which are not reinvested need not be distributed to the holders of Series A shares or Series B shares, but rather, that IF net proceeds are distributed, the existing order of priority would be preserved. The Company is considering buying back Series A shares in open market and/or negotiated transactions using some or all of the proceeds received from the sale of certain of its properties, including the November, 1998 sale of shopping centers located in Reno, Nevada and Vallejo, California.

The Existing Articles would also be amended to provide that the ten dollar ($10.00) per share distribution amount referred to therein would be appropriately adjusted if the shares of Series A or Series B, as the case may be, are subdivided by stock split, stock dividend, reclassification or similar action, or if they are combined or consolidated into a lesser number of shares.

The Existing Articles contain a section eliminating the liability of the Independent Directors for monetary damages to the fullest extent permissible under California law. This section would be amended to treat all Directors equally, by providing that the elimination of liability for monetary damages would extend to ALL Directors. The Company believes that this change is consistent with current California corporate practice.

The Existing Articles authorize the Company to indemnify the Company's agents (as defined in Section 317 of the California Corporations Code, which definition includes directors) in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the applicable limits set forth in Section 204 of the California Corporations Code (which prohibits the elimination of liability, for, and the indemnification with respect to, specified acts and omissions). The Amended Articles would provide that any repeal or amendment of the indemnity provisions of the Amended Articles shall not adversely affect any right or protection afforded any agent in effect at the time of the repeal or amendment. The Company believes that this change is consistent with current California corporate practice.

Certain other, non-substantive, drafting changes also have been made to the Existing Articles.

VOTE REQUIRED.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the proposed Amended Articles.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED ARTICLES.

PROPOSAL 4:  TO AMEND AND RESTATE THE COMPANY'S BYLAWS

The Board has unanimously approved, and recommends that the Shareholders approve, the amendment and restatement of the Company's Bylaws so that the Company's Bylaws shall read in their entirety as set forth in the Third Amended and Restated Bylaws attached to this Proxy Statement as EXHIBIT B (the "Amended Bylaws"). The amendments to the existing Bylaws (the "Existing Bylaws") are summarized below. The summary is qualified by reference to the full text of the Amended Bylaws.

In connection with the Board's review of the Existing Articles, the Board reviewed the Existing Bylaws. The Existing Bylaws contain provisions that are cumbersome, redundant and do not reflect current California corporate practice. The Existing Bylaws may be amended or repealed ONLY by the vote or written consent of the holders of a majority of voting Shares (with a two-thirds vote of any class of Shares required for amendments that would reduce the rights of such class by reducing liquidation payments or voting rights of that class). The Board may not amend the Existing Bylaws without Shareholder approval except for Bylaw provisions that are in conflict with the REIT provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Board believes that requiring a Shareholder vote as the only way to amend the Bylaws is cumbersome and is not customary for publicly traded California corporations.

The proposed amendments would allow the Board to amend or repeal the Bylaws without a Shareholder vote, subject, however, to the right of the Shareholders to amend or repeal the Bylaws and subject to limitations imposed by California law on the Board's ability to amend or repeal certain Bylaw provisions concerning the number of Directors without Shareholder approval. However, the two-thirds class vote requirement for amendments that would reduce the rights of a class of Shares by reducing liquidation payments or voting rights of such class would be retained. Also, a majority Shareholder vote would still be required to amend or repeal Section 4.14 (which requires that a majority of Directors be Independent Directors and that certain transactions, including those between the Company and the Advisor, be approved by an absolute majority of Independent Directors), Section 1.3(l) (which defines "Independent Director") and the first sentence of Section 4.17 (which requires that a majority of the members of each Board committee be Independent Directors).

Section 3.2 of the Existing Bylaws requires that the annual shareholders meeting shall be held not less than 30 days after the annual report has been sent to the Shareholders. This requirement has been deleted in the Amended Bylaws. The Amended Bylaws still require the Board to cause an annual report to be sent to the Shareholders, not later than 120 days after the close of the fiscal or calendar year and not less than 15 days before the date of the annual Shareholders meeting. (Section 10.6 of the Existing Bylaws requires that the annual report be sent not less than 30 days before the annual meeting. The Amended Bylaws change this requirement to 15 days.)

Section 3.4 of the Existing Bylaws requires that notice of a meeting of Shareholders requested by a holder of not less than 10% of the outstanding shares shall be given within ten days after receipt of such request. The Amended Bylaws provide, in Section 3.3, that such notice shall be given within twenty days after receipt of such request.

A provision has been added to Section 3.4 of the Existing Bylaws requiring that notice of a Shareholders meeting shall state the general nature of certain proposed actions at the meeting, including transactions in which Directors have a financial interest, certain amendments to the Articles of Incorporation, reorganizations, voluntary dissolutions and distributions in dissolution that require approval of the Shareholders. This addition is consistent with current California corporate practice.

Section 3.9 of the Existing Bylaws provides that the transactions of any Shareholders meeting, however called and noticed, shall be valid if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Shareholders entitled to vote who is not present in person or by proxy signs a written waiver of notice or a consent to the meeting. The Amended Bylaws provide that, with certain exceptions, the waiver of notice or consent need not specify the intended business or purpose of the meeting. Consistent with current practice, Section 3.9 of the Amended Bylaws also provides that attendance by a person at a meeting shall also constitute a waiver of notice of that meeting except when the person objects at the beginning of the meeting because the meeting is not lawfully called or convened, and except that attendance at a meeting is a not a waiver of any right to object to consideration of matters required by law to be in the notice of meeting that were not so included.

Section 3.10 of the Existing Bylaws authorizes action without a meeting of the Shareholders if written consent is obtained from the holders of the requisite number of outstanding shares, except that Directors may not be elected by written consent except by unanimous written consent of all shares. The Amended Bylaws provide that a Director may be elected at any time, to fill a vacancy on the Board that has not been filled by the Directors, by the written consent of a majority of the outstanding shares entitled to vote for the election of Directors. This provision has been added to make Section 3.10 consistent with Section 4.3 of the Existing Bylaws, which provides that the Shareholders may elect a Director at any time to fill a vacancy on the Board that has not been filled by the Directors, and that such election by written consent requires the consent of the majority of the outstanding shares entitled to vote.

Section 4.3 of the Existing Bylaws provides that if the Board accepts the resignation of a Director tendered to take effect at a future time, the Board or the Shareholders shall have the power to elect a successor to take office when the resignation is to become effective; provided, however, that any remaining Independent Directors shall nominate replacements for Independent Director vacancies. Section 4.3 of the Amended Bylaws provides that the resignation of a Director takes effect at the time of receipt of notice of resignation or at any later time specified therein and, unless specified in the notice, the acceptance of such resignation is not necessary to make it effective.

Section 4.6 of the Existing Bylaws, which prescribes notice requirements for special meetings of the Board, is changed in the Amended Bylaws to allow 48 hours notice to be given if delivered personally or by telephone (including voice mail), facsimile, electronic mail or other electronic means. Also, the notice or waiver of notice need not specify the purpose of the meeting.

Section 4.12 of the Existing Bylaws provides that Directors and officers of the Company who are affiliated with the Advisor shall not receive compensation from the Company for their services as Directors or officers of the Company. The Amended Bylaws provide that such compensation shall not be received except as approved by a majority of the Independent Directors then in office.

Section 4.14(a) of the Existing Bylaws contains a sentence requiring the Independent Directors to determine that the Advisor's compensation is within limits set forth in specified sections of the Bylaws. However, the specified sections do not exist. This sentence has been deleted from the Amended Bylaws. The Amended Bylaws retain the requirement that all transactions between the Company and the Advisor be approved by a majority of the Independent Directors then in office.

Section 4.14 of the Existing Bylaws is changed in the Amended Bylaws to require that if, as a result of the death, resignation or removal of any Director or any increase in the authorized number of Directors, less than a majority of the remaining Directors are Independent Directors, the remaining Independent Directors have 60 days to nominate a replacement or replacements for such Independent Director vacancy or vacancies.

Section 7.2 of the Existing Bylaws provides that the advisory contract with the Advisor may be terminated without penalty by the Advisor upon one hundred and twenty days written notice or by the Company without cause or penalty by action of the Directors, the Independent Directors or a majority of the Shareholders upon sixty days written notice. This provision has been deleted from the Amended Bylaws. The Amended Bylaws retain the requirement that all transactions between the Company and the Advisor, including the advisory contract, be approved by a majority of the Independent Directors then in office.

Section 8.1(L) of the Existing Bylaws prohibits the Company from investing in equity securities of any non-governmental issuer for a period in excess of 18 months. This restriction has been clarified in the Amended Bylaws to provide explicitly that it does not apply to the Company's repurchase of its own equity securities or to equity securities of other REITs. The Company is considering buying back its Series A shares in open market and/or negotiated transactions using some or all of the proceeds received from the sale of certain of its properties, including the November, 1998 sale of shopping centers located in Reno, Nevada and Vallejo, California. The Company also may elect to invest excess cash in stock of other REITs.

Section 10.7 of the Existing Bylaws requires the Company to send shareholders reports in addition to the annual report. This requirement has been removed from the Amended Bylaws. The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files periodic reports pursuant to the Exchange Act. Detailed information about the Company is available to the Shareholders on a regular basis.

Section 10.8 of the Existing Bylaws requires the Company to send a statement containing specified information to the former registered owner and new registered owner after the transfer of shares owned in uncertificated form. The Company is also required to send such a statement no less than frequently than annually and to the registered owner at any time upon reasonable request. These requirements have been changed in the Amended Bylaws to require the Company to send a statement to the former registered owner and new registered owner after the transfer of the shares, and to the current registered owner at any time upon reasonable request.

Section 11.1 of the Existing Bylaws requires the vote or written consent of Shareholders entitled to exercise a majority of the voting power of the Company in order to adopt, amend or repeal the Bylaws (except that, without Shareholder approval, the Board may amend provisions of the Bylaws that are in conflict with the REIT provision of the Code), and further provides that any amendment of the Bylaws which would affect any rights with respect to any outstanding class of securities of the Company, by reducing the amount payable upon liquidation of the Company, or by diminishing or eliminating any voting rights pertaining thereto, may not be amended unless approved by the vote or written consent of the holders of two-thirds of the outstanding securities of such class.

The Amended Bylaws preserve the right of the Shareholders to adopt, amend or repeal the Bylaws by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote, but the Amended Bylaws also provide that the Board may adopt, amend or repeal the Bylaws. Moreover, as required by California law, the Amended Bylaws provide that Bylaws specifying or changing a fixed number of Directors or the maximum or minimum number or changing from a fixed to a variable Board or vice versa may only be adopted by the Shareholders, and that a Bylaw reducing the number or the minimum number of Directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. In addition, the Amended Bylaws provide that a majority Shareholder vote would be required to amend or repeal Section 4.14 (which requires that a majority of Directors be Independent Directors and that certain transactions, including those between the Company and the Advisor, be approved by an absolute majority of Independent Directors), Section 1.3(l) (which defines "Independent Director") and the first sentence of Section 4.17 (which requires that a majority of the members of each Board committee be Independent Directors). The Amended Bylaws preserve the requirement that amendments that would affect any rights with respect to any outstanding class of securities, by reducing the amount payable upon the liquidation of the Company, or by diminishing or eliminating any voting rights pertaining thereto, may not be amended without the vote or written consent of the holders of two-thirds of the outstanding securities of such class.

Provisions of the Existing Bylaws that relate to the initial public offering of securities by the Company and provisions that have time periods that are measured from dates certain, which time periods have passed, have been deleted in the Amended Bylaws. The Amended Bylaws contain certain other, non-substantive, drafting changes, including the elimination of redundant provisions and the updating and streamlining of provisions on inspection of Company records by Shareholders.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the proposed Amended Bylaws.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDED BYLAWS.

                                OTHER MATTERS

The Board knows of no other matters to be brought before the Meeting. If any other matters properly come before the Meeting, the proxy holders will vote the proxies in accordance with their best judgment. In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual
Meeting of Shareholders are not received by the date of the Meeting, the proxy holders may propose one or more adjournments of the Meeting for a period or periods of not more than 45 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxy holders will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of the nominees as Directors. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

                              OTHER INFORMATION

The Board (including all of the Independent Directors) has determined, after review, that the compensation paid to the Advisor and to Continental Property Management Co. in 1997 and 1998, as well as the reimbursements made by the Company to the Advisor in 1997 and 1998 for certain types of compensation and payments, were fair and reasonable to the Company.

ADVISOR

The Advisor has entered into an agreement with the Company to administer the day-to-day operations of the Company. Under the terms of the agreement, which is renewable annually and has been renewed for 1999, the Advisor will receive an annualized advisory fee equal to .50% of the book value of the Company's real estate assets (without deduction for depreciation), which is payable in quarterly installments. The fee is reduced to .40% for gross real estate assets exceeding $200 million. The Company paid $766,000 in advisory fees to the Advisor for the year ended December 31, 1997 and expects to pay $753,000 for the year ended December 31, 1998.

PROPERTY MANAGEMENT AGREEMENT

Pursuant to an agreement entered into between Continental Property Management Co. ("CPMC") and the Company, CPMC is the property manager for all of the Company's properties. CPMC is an affiliate of the Advisor. The Company paid CPMC property management and other fees totaling $854,000 for the year ended December 31, 1997 and expects to pay $919,000 for the year ended December 31, 1998.

SHAREHOLDER PROPOSALS

Any Shareholders intending to present any proposal for consideration at the Company's next Annual Meeting of Shareholders must, in addition to meeting other applicable requirements, mail such proposal to the Company so that it is received at the Company's executive offices not later than December 28, 1999.

      BY ORDER OF THE BOARD OF DIRECTORS


      Richard S. Barone
      Secretary

SHAREHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUESTED.

                                  EXHIBIT A



                             AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION
                                      OF
                         FRANKLIN SELECT REALTY TRUST



                                  ARTICLE I

      The name of this corporation is:

      FRANKLIN SELECT REALTY TRUST

                                  ARTICLE II

      The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the California
General Corporation Law other than the banking business, the trust corporation business, or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                  ARTICLE III

      A. The corporation is authorized to issue one class of shares designated "Common Stock." The total number of shares of Common Stock which this corporation is authorized to issue is fifty-one million (51,000,000).

      This corporation is authorized to issue two Series of Common Stock, which shall be designated as Common Stock, Series A (the "Series A") and Common Stock, Series B (the "Series B"), respectively.

      This corporation is authorized to issue fifty million (50,000,000) shares of Series A and one million (1,000,000) shares of Series B.

      B. The rights, preferences, privileges and restrictions granted to or imposed upon the Series A and Series B are as follows:

      1. DIVIDENDS. Subject to Subsection B.2. below, the holders of Series A shall be entitled to receive dividends when, as and if declared by the board of directors out of any assets at the time legally available therefor. No dividends shall be paid or other distributions made with respect to the Series B during any fiscal year of this corporation, other than distributions of Net Proceeds (as defined below) distributed in accordance with Subsection B.2. below and dividends payable solely in Series B.

      2.    PREFERRED  RETURNS.  (a) If proceeds  from the sale,  financing or refinancing of real property of the corporation, after payment by the corporation of expenses incurred in connection with such sale, financing or refinancing ("Net Proceeds"), are distributed to the holders of Common Stock, whether by dividend or otherwise, the holders of Series A shall be entitled to receive Net Proceeds up to a cumulative aggregate of $10 (ten dollars) per share (such amount, subject to adjustment as provided in paragraph (b) below, the "Series A Original Invested Capital") prior to any distribution of Net Proceeds to the holders of Series B. Thereafter, if Net Proceeds remain available after distribution of the Series A Original Invested Capital, then the holders of Series B shall be entitled to receive Net Proceeds up to a cumulative aggregate of $10 (ten dollars) per share (such amount, subject to adjustment as provided in paragraph (c) below, the "Series B Original Invested Capital"). Thereafter, if additional Net Proceeds are available for distribution to the holders of Common Stock, the holders of Series A shall be entitled to receive an amount equal to a 6% per annum cumulative (noncompounded) return on the Series A Adjusted Price Per Share, as calculated from time to time (and no more), prior to any further distributions of Net Proceeds to the holders of Series B. Thereafter, if additional Net Proceeds are available for distribution to the holders of Common Stock, the holders of Series B shall be entitled to receive an amount equal to a 6% per annum cumulative (noncompounded) return on the Series B Adjusted Price Per Share, as calculated from time to time (and no more), prior to any further distributions of Net Proceeds to the holders of Series
A. Thereafter, if additional Net Proceeds are available for distribution to the holders of Common Stock, such Net Proceeds, after payment of incentive fees to the corporation's adviser plus any other liabilities, shall be distributed pro rata to the holders of Series A and Series B. The "Series A Adjusted Price Per Share" shall be the Series A Original Invested Capital less all distributions of Net Proceeds to the holders of Series A. The "Series B Adjusted Price Per Share" shall be the Series B Original Invested Capital less all distributions of Net Proceeds to the holders of Series B.

      (b) If the outstanding shares of Series A shall be subdivided (by stock split, stock dividend, reclassification or otherwise) into a greater number of shares of Series A, then, concurrently with the effectiveness of such subdivision, the Series A Original Invested Capital then in effect shall be proportionately decreased. If the outstanding shares of Series A shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Series A, then concurrently with the effectiveness of such combination or consolidation, the Series A Original Invested Capital then in effect shall be proportionately increased.

      (c) If the outstanding shares of Series B shall be subdivided (by stock split, stock dividend, reclassification or otherwise) into a greater number of shares of Series B, then, concurrently with the effectiveness of such subdivision, the Series B Original Invested Capital then in effect shall be proportionately decreased. If the outstanding shares of Series B shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Series B, then, concurrently with the effectiveness of such combination or consolidation, the Series B Original Invested Capital then in effect shall be proportionately increased.

      (d) Nothing contained in this Article III, Section B shall require the payment of dividends or other distributions of Net Proceeds to the holders of Common Stock; the purpose of this Section B is to set forth the relative priorities of Series A and Series B with respect to any dividends or other distributions of Net Proceeds that may be made.

                                  ARTICLE IV

      The board of directors of this corporation shall have the power to prevent the transfer of, or may call for redemption of, in a manner approved by the board of directors, a number of the shares of Series A sufficient in the opinion of the board of directors to maintain or bring the direct or indirect ownership of such shares of this corporation into conformity with the requirements for a Real Estate Investment Trust under the provisions of the Internal Revenue Code of 1986, as amended, and any successor statute (the "Code"). The redemption price shall be (i) the last reported sales price of the shares of Series A on the last business day prior to the redemption date on the principal national securities exchange on which the shares of Series A are listed or admitted to trading, (ii) if the shares of Series A are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the Nasdaq Stock Market or a similar organization selected by the board of directors for the purpose, or (iii) if no such independent quotations exist, as determined in good faith by the board of directors. The holders of any shares of Series A so called for redemption shall be entitled to payment of such redemption price within a reasonable time of the date fixed for redemption. From and after the date fixed for redemption by the board of directors, the holder of any shares of Series A so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such shares of Series A, excepting only the right to payment of the redemption price fixed as described above. The board of directors may require, whenever it is deemed by them reasonably necessary to protect the tax status of this corporation, statements or affidavits from any holder of shares of Series A or proposed transferee of shares of Series A, setting forth the number of shares of Series A already owned by him and any related person specified in the form prescribed by the board of directors for that purpose. If, in the opinion of the board of directors, which shall be conclusive upon any proposed transferor or proposed transferee of shares of Series A, any proposed transfer would jeopardize the status of this corporation as a Real Estate Investment Trust under the Code, the board of directors may refuse to permit the transfer. Any attempted transfer as to which the board of directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the shares of Series A. All contracts for the sale or other transfer or exercise of shares of Series A shall be subject to this provision.

                                  ARTICLE V

      A.    The  liability of the directors of this  corporation  for monetary
damages  shall  be  eliminated  to  the  fullest  extent   permissible   under
California law.

      B. This corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) to the fullest extent permissible under California law through bylaw provisions, agreements with the agents, votes of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation and its shareholders.

      C. Any repeal or amendment of this Article V shall not adversely affect any right or protection afforded any agent of the corporation in effect at the time of the repeal or amendment.






                                  EXHIBIT B


                                    THIRD
                             AMENDED AND RESTATED
                                    BYLAWS
                                      OF
                         FRANKLIN SELECT REALTY TRUST


                                  ARTICLE I

                           THE COMPANY; DEFINITIONS


1.1 NAME. The name of the corporation is FRANKLIN SELECT REALTY TRUST and is referred to in these Bylaws as the "Company." As far as practicable and except as otherwise provided in the Organization Documents, the Directors shall direct the management of the business and the conduct of the affairs of the Company, execute all documents and sue or be sued in the name of the Company. If the Directors determine that the use of that name is not practicable, legal or convenient, they may use such other designation or may adopt another name under which the Company may hold property or conduct all or part of its activities.

      If Franklin Properties, Inc., or any parent, subsidiary, Affiliate or successor of such corporation shall cease, for any reason, to render to the Company the services of Advisor pursuant to the agreement referred to in
Article VII and any renewal or extension of said agreement, then the Directors shall, upon request of Franklin Resources, Inc., or its successor, promptly cause the Articles of Incorporation and these Bylaws to be amended to change the name of the Company to one which does not include any reference to "Franklin" or any approximation or abbreviation of that name.

1.2 NATURE OF COMPANY. The Company is a corporation organized under the laws of the State of California. It is intended that the Company shall carry on business as a "real estate investment trust" as defined in the Code (as defined below).

1.3  DEFINITIONS.  Whenever  used in these  Bylaws,  the terms defined in this
Section 1.3 shall, unless the context otherwise requires, have the respective meanings specified in this Section 1.3. In these Bylaws, words in the singular number include the plural and in the plural number include the singular.

          (a) ADVISOR. Franklin Properties, Inc. or any other Person appointed or employed by or who contracted with the Company under the provisions of Article VII, and who is responsible for directing or performing the day-to-day business affairs of the Company.

          (b) AFFILIATE. As to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any other Person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of such Person,
      (iii) any officer, director, trustee or general partner of such Person and (iv) if such other Person is an officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.

          (c) ANNUAL MEETING OF SHAREHOLDERS.  As set forth in Section 3.2.

          (d) ANNUAL REPORT.  As set forth in Section 10.6.

          (e) APPRAISAL. The value as of the date of the appraisal of real property in its existing state or in a state to be created as determined by the Directors, the Advisor or by a disinterested person, having no economic interest in the real property, who is a member in good standing of a nationally recognized society of appraisers or who in the sole judgment of the Directors is properly qualified to make such a determination. The Directors may in good faith rely on a previous Appraisal made on behalf of another Person, provided, (i) it meets the standards of this definition and was made in connection with an investment in which the Company acquires the entire or a participating interest, and (ii) it was prepared not earlier than two years prior to the acquisition by the Company of its interest in the real property. In appraising properties, appraisers may take into consideration each of the specific terms and conditions of a purchase, including any leaseback or other guarantee arrangement. The Appraisal may not necessarily represent the cash value of the property but may consider the value of the income stream from such property plus the discounted value of the fee interest and other terms of the purchase.
      Such Appraisal shall be obtained from an independent qualified appraiser if a majority of the Independent Directors so decides or if the transaction is with the Advisor, Directors or any of their Affiliates, and such Appraisal shall be maintained in the Company's records for a minimum of five (5) years and shall be available for inspection and duplication by any Shareholder.

          (f) ASSET COVERAGE. The ratio which the value of the total assets of the Company, less all liabilities and indebtedness (other than unsecured borrowings) bears to the aggregate amount of all unsecured borrowings of the Company.

          (g) AVERAGE INVESTED ASSETS. The average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during any period.

          (h) BYLAWS. These Bylaws, including all amendments, restatements, or modifications.

          (i)  CORPORATIONS   CODE.  The  California   Corporations  Code,  as
      amended from time to time, and any successor statute.

          (j) CODE. The Internal Revenue Code of 1986, as amended, and any successor statute.

          (k) DIRECTORS. As of any particular time, the Directors of the Company holding office at such time.

          (l) INDEPENDENT DIRECTOR. A Director of the Company who is not affiliated, directly or indirectly, with the Advisor whether by ownership of, ownership interest in, employment by, any material business or professional relationship with or service as an officer or director of the Advisor, or an affiliated business entity of the Advisor (other than as an independent director of another real estate investment trust advised by the Advisor or as an "independent director" (as required by the Investment Company Act of 1940, as amended) of any mutual fund advised by an affiliate of the Advisor), and who performs no other services for the Company. An indirect relationship shall include circumstances in which a member of the immediate family of a Director has one of the foregoing relationships with the Advisor or the Company.

          (m) NET ASSETS. The total assets of the Company (other than intangible assets) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly on a basis consistently applied.

          (n) NET INCOME. The total revenues of the Company for any period, computed on the basis of its results of operations for that period, after deduction of all expenses other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.

          (o) OPERATING EXPENSES. The aggregate annual expenses of every character regarded as Operating Expenses in accordance with generally accepted accounting principles, as determined by independent accountants selected by the Directors, including regular compensation payable to the Advisor, excluding, however, the following: (i) the cost of money borrowed by the Company, (ii) taxes on income and taxes and assessments on real property and all other taxes applicable to the Company, (iii) expenses of acquiring, financing, refinancing, disposing of, maintaining, managing and owning real estate equity interests or other property (including the costs of legal services, brokerage and sales commissions, maintenance, repair and improvement of property);
      (iv) insurance as required by the Directors (including directors' and officers' liability insurance); (v) expenses of organizing, revising, amending, converting, or terminating the Company; (vi) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Directors to holders of Securities of the Company; (vii) all expenses connected with communications to holders of Securities of the Company and the other bookkeeping and clerical work necessary in maintaining relations with holders of Securities of the Company, including the cost of printing and mailing certificates for Securities and proxy solicitation materials and reports to holders of Securities of the Company; (viii) transfer agent's, registrar's, dividend disbursing agent's, dividend reinvestment plan agent's and indenture trustee's fees and charges;
      (ix) other legal, accounting and auditing fees and expenses; and (x) non-cash expenditures (including depreciation, amortization and bad debt reserve).

          (p) ORGANIZATION DOCUMENTS. The Articles of Incorporation of the Company and these Bylaws, as the same may be amended from time to time.

          (q)  PERSON.   An  individual,   corporation,   partnership,   joint
      venture,   association,   company,  trust,  bank  or  other  entity,  or
      government and any agency and political subdivision of a government.

          (r) REIT. A real estate investment trust, as defined in the Code and regulations and rulings promulgated thereunder.

          (s)  REIT  PROVISIONS  OF  THE  CODE.  Part  II,   Subchapter  M  of
      Chapter 1  of  the  Code  and   regulations   and  rulings   promulgated
      thereunder.

          (t) SECURITIES. Any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

          (u) SHARES. All of the shares of the common stock of Company, which shall be all of one class called "Common Stock" and which shall include all of the Series A Shares and all of the Series B Shares, as designated in the Company's Articles of Incorporation.

          (v) SERIES A SHARES. The shares of Common Stock, Series A, of the Company.

          (w) SERIES B SHARES. The shares of Common Stock, Series B, of the Company.

          (x) SHAREHOLDERS. As of any particular date, all holders of record of outstanding Shares at such time.

                                  ARTICLE II

                                   OFFICES

      2.1 PRINCIPAL OFFICE. The principal executive office of the Company is hereby fixed and located at 777 Mariners Island Boulevard, City of San Mateo, State of California. The Board of Directors is hereby granted full power and authority to change the principal office from one location to another within or without that County.

      2.2 OTHER OFFICES. Other offices may at any time be established by the Board of Directors at any place or places they deem appropriate.

                                 ARTICLE III

                           MEETINGS OF SHAREHOLDERS

      3.1 PLACE OF MEETINGS. All annual and all other meetings of Shareholders shall be held at the principal office of the Company, or at any other place within or without the State of California which may be designated by the Board of Directors (the "Board").

      3.2 ANNUAL MEETINGS. The Annual Meeting of Shareholders shall be held on such date as is fixed by the Directors and stated in the notice of meeting. At Annual Meetings, Directors shall be elected, reports of the affairs of the Company shall be considered, and any other business may be transacted as shall properly come before the meeting.

      3.3 SPECIAL MEETINGS. Special meetings of the Shareholders may be called at any time for any purpose or purposes whatsoever by the President, by a majority of the Board, by a majority of Independent Directors, by the Chairman of the Board or by one or more Shareholders holding not less than ten percent (10%) of the outstanding Shares entitled to vote. If a meeting is called by any Person or Persons other than the Board, the Chairman of the Board or the President, a request shall be made in writing, specifying the time of the meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by facsimile transmission to the Chairman of the Board, the President, or the Secretary of the Company. Within twenty (20) days after receipt by the Company, in person, or by registered mail of a written request for a meeting by the Shareholders holding not less than ten percent (10%) of the outstanding Shares entitled to vote at such meeting, the Company shall provide written notice of such meeting to all Shareholders, and such meeting shall be held not less than thirty-five (35) nor more than sixty (60) days after the Company's receipt of such written Shareholder request. To the extent permitted by applicable law, the twenty (20) day time period may be extended for a reasonable time period as determined by the Board to allow the Board to solicit proxies in connection with the giving of notice of any such meeting. Nothing contained in this Section 3.3 shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board may be held.

      3.4 NOTICE: AFFIDAVIT OF NOTICE. Notice of meetings of the Shareholders of the Company shall be given in writing to each Shareholder entitled to vote thereat, either personally or by first-class mail, or, if the Company has 500 or more Shareholders, by third-class mail, or other means of written communication, charges prepaid, addressed to the Shareholder at his address appearing on the books of the Company or given by the Shareholder to the Company for the purpose of notice. Notice of any such meeting of Shareholders shall be sent to each Shareholder entitled thereto not less than ten (10) nor more than sixty (60) days before the meeting. All notices given pursuant to this Section shall state the place, date and hour of the meeting and, (1) in the case of special meetings, the general nature of the business to be transacted, and that no other business may be transacted, or (2) in the case of Annual Meetings, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the Shareholders, and
(3) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the mailing of the notice to be presented by management for election. An affidavit of the mailing or other means of giving any notice of any Shareholders' meeting shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Company giving the notice, and shall be filed and maintained in the minute book of the Company.

      The notice shall also state the general nature of any proposed action at the meeting to approve:

      (a) A transaction in which a Director has a financial interest, within the meaning of Section 310 of the Corporations Code;

      (b) An amendment of the Articles of Incorporation under Section 902 of the Corporations Code;

      (c)    A reorganization under Section 1201 of the Corporations Code;

      (d) A voluntary dissolution of the Corporation under Section 1900 of the Code; or

      (e) A distribution in dissolution that requires approval of the outstanding shares under Section 2007 of the Corporations Code.

      3.5 RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING CONSENTS. For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporation action with a meeting, the Board may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any meeting nor more than sixty (60) days before any action without a meeting, and in this event only Shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any Shares on the books of the Company after the record date, except as otherwise provided in the California General Corporation Law.

      If the Board does not so fix a record date:

      (a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the date on which the meeting is held.

      (b) The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of an action not initiated by the Board, whichever is later.

      3.6 ADJOURNED MEETING NOTICE. Any Shareholders' meeting, annual or special, whether or not a quorum is present, maybe adjourned from time to time by the vote of the majority of the Shares, the holders of which are either present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at the meeting except as provided in Section 3.8.

      When any Shareholders' meeting, either annual or special, is adjourned for more than forty-five (45) days or if after the adjournment a new record date is filed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of a special meeting. In all other cases, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which the adjournment is taken.

      3.7 VOTING AT MEETINGS OF SHAREHOLDERS. Subject to the provisions of Sections 702 through 704, inclusive, of the California Corporations Code, and subject to the right of the Board to provide otherwise, only persons in whose name Shares entitled to vote standing on the stock records of the Company on the record date shall be entitled to the notice of and to vote at the meeting, notwithstanding any transfer of any Shares on the books of the Company after the record date.

      The vote may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand made by any Shareholder at any election and before the voting begins. Except as provided in this
Section 3.7, each outstanding Share shall be entitled to one vote on each matter submitted to a vote of Shareholders. Every Shareholder entitled to vote at any election for Directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his Shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit; provided that the names of the candidate or candidates for whom the Shareholder votes have been placed in nomination prior to the voting and that at least one Shareholder has given notice prior to the voting of an intention to cumulate votes. The candidates receiving the highest number of votes up to the number of Directors to be elected shall be elected.

      3.8 QUORUM. The presence in person or by proxy of a majority of the Shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. Except as provided in the next sentence, the affirmative vote of a majority of the Shares represented and voting at a duly held meeting at which a quorum is present shall be an act of the Shareholders, unless a vote of a greater number is required by the Articles of Incorporation, these Bylaws or by the California Corporations Code. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the Shares present in person or represented by proxy, required to constitute a quorum.

      3.9 WAIVER OF NOTICE OR CONSENT OF ABSENT SHAREHOLDERS. The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes. The waiver of notice or consent need not specify either the intended business or the purpose of the meeting, except that if action is taken or proposed to be taken regarding any of the matters specified in
Section 601(f) of the Corporations Code, the general nature of the action or proposed action must be stated in the waiver of notice or consent. All waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting, but were not so included, if that objection is expressly made at the meeting.
      3.10  ACTION  WITHOUT  MEETING  Except  as  elsewhere  provided  in this
Section 3.10, any action which may be taken at any annual or special meeting of Shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding Shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Shares entitled to vote were present and voted.

      In the case of the election of Directors, such consent shall be effective only if signed by the holders of all outstanding Shares entitled to vote for the election of Directors; provided, however, that a director may be elected at any time to fill a vacancy on the Board that has not been filled by the Directors by the written consent of a majority of the outstanding Shares entitled to vote for the election of Directors.

      Any Shareholder giving a written consent, or the Shareholder's proxyholder, or a transferee of the Shares or a personal representative of the Shareholder or its respective proxyholder, may revoke the consent by a writing received by the Company prior to the time that written consents of the number of Shares required to authorize the proposed action have been filed with the Secretary of the Company, but may not do so thereafter. The revocation is effective upon its receipt by the Secretary of the Company.

      Unless the consents of all Shareholders entitled to vote have been solicited in writing:

      (a) Notice of any Shareholder approval without a meeting by less than unanimous written consent regarding certain transactions relating to conflicts of interest of officers or Directors, indemnification of Company agents, reorganizations, and plans of distribution on liquidation, only to the extent that those four subjects are treated in Corporations Code Sections 310, 317, 1201 and 2007, shall be given at least ten (10) days before the consummation of the action authorized by that approval, and

      (b) Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting by less than unanimous written consent, to those Shareholders entitled to vote who have not consented in writing. This notice shall conform to the requirements of
Section 3.4.

      Any form of written consent distributed to ten (10) or more Shareholders must afford the Person whose consent is thereby solicited an opportunity to specify a choice among approval, disapproval or abstention as to each matter or group of related matters presented, other than elections of Directors or officers.

      3.11 PROXIES. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the Company, provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specifies in the proxy the length of time for which the proxy is to continue in force.

      A proxy shall be deemed signed if the Shareholder's name is placed on the proxy (whether by manual signature, typewriting or otherwise) by the Shareholder or the Shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the Person executing it before the vote pursuant to that proxy by (1) a writing delivered to the Company stating that the proxy is revoked, (2) execution of a subsequent proxy, (3) attendance at the meeting and voting in person (but only as to any items on which the Shareholder chooses to vote in person), or (4) transfer of the Shares represented by the proxy to a transferee who becomes a Shareholder of record prior to the record date established for the vote. A validly executed proxy otherwise may be revoked by written notice of the death or incapacity of the maker of that proxy received by the Company before the vote pursuant to that proxy is counted. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 705(e) and 705(f) of the Corporations Code of California.

      Any proxy distributed to ten (10) or more Shareholders must afford the Person voting an opportunity to specify a choice among approval, disapproval or abstention as to each matter or group of related matters, other than election of Directors or officers.

      3.12 INSPECTORS OF ELECTION. Before any meeting of Shareholders, the Board may appoint any Persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the Chairman of the meeting may, and on the request of any Shareholder or a Shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more Shareholders or proxies, the holders of a majority of Shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any Person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any Shareholder or a Shareholder's proxy shall, appoint a Person to fill that vacancy.

      These inspectors shall:

      (a) Determine the number of Shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

      (b) Receive votes, ballots or consents;

      (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

      (d) Count and tabulate all votes or consents;

      (e) Determine when the polls shall close;

      (f) Determine the result; and

      (g) Do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                     ARTICLE IV

                                     DIRECTORS

      4.1 POWERS. Subject to limitations of the Articles of Incorporation, of these Bylaws and of the California Corporations Code relating to action required to be authorized or approved by the Shareholders, or by the outstanding Shares, and subject to the duties of Directors as prescribed by these Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be controlled by, the Board. The Board may delegate the management of the day-to-day operation of the business of the Company to the Advisor, provided that the business and affairs of the Company shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board. The Board shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investments, operations and performance of the Company and the Advisor, to assure that such policies are carried out.

      Each individual Director, including each Independent Director, may engage in other business activities of the type conducted by the Company and are not required to present to the Company any investment opportunities presented to them, even though the investment opportunities may be within the Company's investment policies.

      In the event that it shall become necessary to engage the services of a successor Advisor to Franklin Properties, Inc., the Board shall affirmatively determine that such successor Advisor possesses sufficient qualifications to perform the functions required of the Advisor and to justify the compensation provided for in such successor Advisor's contract with the Company.

      4.2  NUMBER,  TENURE  AND  QUALIFICATIONS.   The  authorized  number  of
Directors of the Board shall be not less than five (5) nor more than nine (9) as shall be determined from time to time by resolution of the Board.

      Directors shall hold office until the next Annual Meeting of Shareholders and until their respective successors are elected. If any such annual meeting is not held, or the Directors are not elected, the Directors may be elected at any special meeting of Shareholders held for that purpose.

      Each individual Director, including each Independent Director, shall have at least three (3) years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company, and as set forth in Section 4.14, at least one (1) Independent Director shall have relevant real estate experience. Directors need not be Shareholders.

      4.3 VACANCIES. Vacancies in the Board may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the Shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding Shares entitled to vote. Each Director so elected shall hold office until his successor is elected at an annual or a special meeting of the Shareholders.

      A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any Director in accordance with applicable law or if the authorized number of Directors be increased or if the Shareholders fail, at any annual or special meeting of Shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at that meeting.

      Any Director may resign effective on giving written notice to the Chairman of the Board, the President, the Secretary or the Board. Such resignation shall take effect at the time of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any remaining Independent Directors shall nominate replacements for vacancies among the Independent Director positions in accordance with Section 4.14. The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any election by written consent to fill a vacancy shall require the consent of a majority of the outstanding Shares entitled to vote.

      No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

      If the number of vacancies occurring during a year is sufficiently large that a majority of the Directors in office has not been elected by the Shareholders, the holders of five percent (5%) or more of the outstanding Shares entitled to vote may call a special meeting of Shareholders to elect the entire Board.

      4.4 PLACE OF MEETING. Regular meetings of the Board shall be held at any place within or without the State of California which has been designated from time to time by the Chairman of the Board or by written consent of all members of the Board. In the absence of a designation, regular meetings shall be held at the principal office of the Company. Special meetings of the Board may be held either at a place so designated or at the principal office. Members of the Board may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting by telephone or communication equipment shall constitute presence in person at the meeting.

      4.5 ORGANIZATION MEETING. Immediately following each annual meeting of Shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Notice of that meeting is hereby dispensed with.

      4.6 SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or the President or Vice President or the Secretary or any two Directors.

      Special meetings shall be held on at least four (4) days' notice by mail or forty-eight (48) hours' notice delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail, or other electronic means. Oral notice given personally or by telephone may be transmitted either to the Director or to a person at the Director's office who can reasonably be expected to communicate it promptly to the Director. Written notice, if used, shall be addressed to each Director at his or her address shown on the corporate records. The notice or a waiver of notice need not specify the purpose of the meeting, nor need it specify the place if the meeting is to be held at the principal executive office of the Company. The transactions of any meeting of the Board, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice of or a consent to holding such meeting or any approval of the minutes thereof and if none of the Directors present have protested, prior to or at the commencement of the meeting, the lack of notice. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      4.7 ADJOURNMENT. A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors' meeting to another time and place.

      4.8 NOTICE OF ADJOURNMENT. If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of adjournment.

      4.9 ENTRY OF NOTICE. Whenever any Director has been absent from any special meeting of the Board, an entry in the minutes to the effect that notice has been duly given shall be conclusive and incontrovertible evidence that due notice of the special meeting was given to that Director as required by law and the Bylaws of the Company.

      4.10 WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes. All waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

      4.11 QUORUM. A majority of the authorized number of Directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as provided below or to fill a vacancy. Every act or decision done or made by a majority of the Directors at a meeting duly held at which a quorum is present shall be regarded as an act of the Board unless a greater number be required by law or by the Articles of Incorporation or these Bylaws. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for the meeting.

      4.12 FEES AND COMPENSATION. The Directors shall be entitled to receive such reasonable compensation for their services as Directors as the Directors may fix or determine from time to time by resolution of the Board; provided, however, that Directors and officers of the Company who are affiliated with the Advisor shall not receive compensation from the Company for their services as Directors or officers of the Company, except as approved by an absolute majority of the Independent Directors. The Directors, either directly or indirectly, shall also be entitled to receive remuneration for services rendered to the Company in any other capacity. Those services may include, without limitation, services as an officer of the Company, legal, accounting or other professional services, or, services as a broker, transfer agent or underwriter, whether performed by a Director or any person affiliated with a Director.

      4.13 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board under the Corporations Code and these Bylaws may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. The consent or consents shall be filed with the minutes of the meetings of the Board. Any certificate or other document filed under the provision of the Corporations Code which relates to action so taken shall state that the action was taken by unanimous written consent of the Board without a meeting.

      4.14 INDEPENDENT DIRECTORS. A majority of the Directors of the Company, and a majority of the members of any Board committee, shall at all times be Independent Directors; provided, however, that if as a result of the death, resignation or removal of any Director or any increase in the authorized number of Directors, less than a majority of the remaining Directors are Independent Directors, the remaining Independent Directors shall have sixty days to nominate a replacement or replacements for such Independent Director vacancy or vacancies. At least one (1) of the
Independent Directors shall have had three (3) years of actual direct experience in acquiring or managing the type of real estate to be acquired by the Company for his or her account or as an agent. Notwithstanding any other provision of these Bylaws, the Independent Directors, in addition to their other duties, to the extent that they may legally do so, shall:

          (a) Monitor the relationship of the Company with the Advisor. In this regard, the Independent Directors as a group, in addition to all Directors as a group, will monitor the Advisor's performance of the Advisory Agreement and will determine at least annually that the Advisor's compensation is reasonable in relation to the nature and quality of services performed. This determination will be based on (i) the size of the advisory fee in relationship to the size, composition and profitability of the invested assets; (ii) the investment opportunities generated by the Advisor, (iii) advisory fees paid to other advisors by other real estate investment trusts and to advisors performing similar services by investors other than real estate investment trusts; (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business; (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; (vii) quality of the portfolio of the Company in relationship to the investments generated by the Advisor for its own account; and (viii) all other factors the Independent Directors may deem relevant.

          The Independent Directors shall approve all transactions between the Company and the Advisor or any Affiliates of the Company or the Advisor. The material terms and circumstances of all such approved transactions shall be fully disclosed in the Annual Report of the Company as required by Section 10.6, and the Independent Directors shall examine and comment in the Annual Report on the fairness of such transactions.

          (b) Review at least annually the Company's investment policies to determine that they remain in the best interests of the Shareholders. The findings of the Independent Directors shall be set forth in the minutes of meetings of the Board. Such investment policies may be altered from time to time by the Board with the consent of a majority of the Independent Directors and without approval of the Shareholders, upon a determination that such a change is in the best interests of the Company and the Shareholders.

          (c) Take reasonable steps to ensure that the Annual Report is sent to Shareholders and that the Annual Meeting is conducted pursuant to
      Article III.

          (d) Approve the standards for selection of qualified independent real estate appraisers to determine the fair market value of all property to be acquired by the Company, whose Appraisal shall be the basis of the consideration to be paid by the Company for such property.

          (e) Determine at least annually that the total fees and expenses of the Company are reasonable in light of its net assets and net income, the investment experience of the Company, and the fees and expenses of comparable advisors in real estate. In this regard, the Independent Directors will have the fiduciary responsibility of limiting Operating Expenses to amounts that do not exceed the limitation set forth in
      Section 7.4, unless they conclude that a higher level of expense is justified based on unusual, nonrecurring or other factors which they deem sufficient. .

          (f) The Independent Directors shall review at least quarterly the aggregate borrowings, secured and unsecured, of the Company to determine that the relation of such borrowings to net assets does not exceed the limitations set forth in Section 8.1(h) and (i) of Article VIII of these Bylaws.

          (g) Approve the acquisition of any property in exchange for Securities of the Company.

      For all purposes, a transaction or other matter which is subject to approval by the Independent Directors shall be set forth in the minutes and shall be approved if the Independent Directors voting to approve the transaction or other matter in any vote of the Directors, constitute an absolute majority of all Independent Directors serving at such time.

      4.15 REMOVAL OF DIRECTOR FOR CAUSE. The Board may declare vacant the office of a Director who has been declared of unsound mind by an order of court, or who has pled guilty or nolo contendere to or been convicted of a felony involving moral turpitude.

      4.16 REMOVAL OF DIRECTOR WITHOUT CAUSE. Any or all Directors may be removed without cause if such removal is approved by the affirmative vote of a majority of the outstanding Shares entitled to vote at an election of Directors; provided, however, that unless the entire Board is removed, no individual Director may be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of Directors authorized at the time of the Director's most recent election were then being elected. Any reduction of the authorized number of Directors shall not operate to remove any Director prior to the expiration of such Director's term of office.

      4.17 COMMITTEES. The Board may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of three (3) or more Directors, a majority of whom shall be Independent Directors, to serve at the pleasure of the Board. The Board may designate one or more Directors as alternate members of any Committee, who may replace any absent member at any meeting of the Committee. The appointment of members or alternate members of a Committee requires the vote of a majority of the authorized number of Directors. Any such Committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board in the management of the business and affairs of the Company, except that no Committee shall have authority to take any action with respect to (a) the approval of any action requiring Shareholders' approval or approval of the outstanding Shares, (b) the filling of vacancies on the Board or any Committee, (c) the fixing of compensation of Directors for serving on the Board or a Committee, (d) the adoption, amendment or repeal of Bylaws, (e) the amendment or repeal of any resolution of the Board that by its express terms is not so amendable or repealable, (f) a distribution to Shareholders, except at a rate or in a periodic amount or within a price range determined by the Board, and (g) the appointment of other Committees of the Board or the members thereof.

      4.18   FIDUCIARY   RELATIONSHIP.   The   Directors   have  a   fiduciary
relationship to the Shareholders as provided by applicable California law.

                                     ARTICLE V

                                      OFFICERS

      5.1 OFFICERS. The officers of the Company shall be as determined by the Board and may include a Chairman of the Board, President, Secretary, Chief Financial Officer (Treasurer) and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section
5.3 of this Article.  Any number of offices may be held by the same person.

      5.2 ELECTION. The officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of this Article, shall be chosen annually by the Board to serve at the pleasure of the Board, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve or his successor shall be elected and qualified. All officers serve at the will of the Board and nothing in these Bylaws shall give any officer any expectation or vesting of employment

      5.3 SUBORDINATE OFFICERS. The Board may appoint other officers as the business of the Company may require, each of whom shall hold office for the period, have the authority and perform the duties as are provided in the Bylaws or as the Board may from time to time determine.

      5.4 REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by a majority of the Directors at the time in office, at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board

      Any officer may resign at any time by giving written notice to the Board or to the Chairman, the President or to the Secretary of the Company. A resignation shall take effect at the date of the receipt of the notice or any later time specified in the notice; and, unless otherwise specified, the acceptance of the resignation shall not be necessary to make it effective.

      5.5 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

      5.6 CHAIRMAN OF THE BOARD. The Chairman of the Board, if one is designated, shall be the Chief Executive Officer of the Company, and, if present, preside at all meetings of the Board and Shareholders and exercise and perform all other powers and dudes as may from time to time be assigned to him by the Board or prescribed by the Bylaws.

      5.7 PRESIDENT. The President shall, subject to the Board and the supervisory powers of the Chairman of the Board, have general supervision, direction and control of the business of the Company. He will preside at meetings of the Shareholders or at meetings of the Board if the Chairman is absent. He shall have general powers and dudes of management, together with any other powers and duties as may be prescribed by the Board. If no Chairman of the Board is designated, the President shall be the Chief Executive Officer of the Company.

      5.8 VICE PRESIDENTS. In the absence or disability of the President, the Vice Presidents in order of their rank as filed by the Board or, if not ranked, the Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the President. The Vice Presidents shall have any other powers and shall perform other duties as from tame to time may be prescribed for them respectively by the Board or the Bylaws.

      5.9 SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office, or any other place as the Board may order, of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at Directors' meetings, the number of Shares present or represented at Shareholders' meetings and the proceedings of meetings.

      The Secretary shall keep, or cause to be kept, at the principal office or at the office of the Company's transfer agent, a Share register or a duplicate Share register showing the names of the Shareholders and their addresses, the number and classes of Shares held by each (whether in certificate or unissued certificate form), the number and the date of certificates issued, if any, and the number and date of cancellation of every certificate surrendered for cancellation

      The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board required by the Bylaws or by law to be given, shall keep the seal of the Company in safe custody and shall have such other powers and shall perform such other duties as may be prescribed by the Board or the Bylaws.

      5.10 ASSISTANT SECRETARIES. In the absence or disability of the Secretary, the Assistant Secretaries in order of their rank as filed by the Board or, if not ranked, the Assistant Secretary designated by the Board, shall perform all the duties of the Secretary and, when so acting, shall have all the powers of and be subject to, all the restrictions upon the Secretary. The Assistant Secretaries shall have any other powers and shall perform other duties as from time to time may be prescribed for them respectively by the Board or the Bylaws.

      5.11 CHIEF FINANCIAL OFFICER. The Chief Financial Officer may also be designated by the alternate title of "Treasurer." The Chief Financial Officer shall have custody of all moneys and securities of the Company and shall keep regular books of account. Such officer shall disburse the funds of the Company in payment of the just demands against the Company, or as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board from time to time as may be required of such officer, an account of all transactions as Chief Financial Officer and of the financial condition of the Company. Such officer shall perform all duties incident to such office or which are properly required by the President or by the Board. A bond shall be obtained for such officer only if required by the Board.

      5.12 ASSISTANT CHIEF FINANCIAL OFFICERS. The Assistant Chief Financial Officer (Assistant Treasurer) or the Assistant Chief Financial Officers
(Assistant Treasurers), in the order of their seniority, shall, in the absence or disability of the Chief Financial Officer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board.

                                     ARTICLE VI

                                  SHARES OF STOCK

      6.1   REGISTERED    OWNERSHIP   SHARE   CERTIFICATES   AND   SHARES   IN
"UNCERTIFICATED" FORM. Certificates shall be issued and transferred in accordance with these Bylaws, but need not be issued if the Shareholder elects to have his Shares maintained in "uncertificated" form or if the Shareholder is an Individual Retirement Account or a Keogh Plan account. The Persons in whose names certificates or Shares in "uncertificated" form are registered on the records of the Company shall be deemed the absolute owners of the Shares represented thereby for all purposes of the Company, but nothing in these Bylaws shall be deemed to preclude the Directors or officers, or their agents or representatives, from inquiring as to the actual ownership of Shares. The Shares are non-assessable. Until a transfer is duly effected on the records of the Company, the Directors shall not be affected by any notice of transfer, either actual or constructive. The receipt by the Person in whose name any Shares are registered on the records of the Company or of the duly authorized agent of that Person, or if the Shares are so registered in the names of more than one Person, the receipt of any one of those Persons, or of the duly authorized agent of that Person, shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of the Shares and from all liability to see the application of those funds. The certificates of Shares of the capital stock of the Company, if any, shall be in a form consistent with the Articles of Incorporation and the laws of the State of California as shall be approved by the Board. All certificates shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Financial Officer or the Secretary or any Assistant Secretary, certifying the number of Shares and the class or series of Shares owned by the Shareholder. Any or all of the signatures on the certificate may be facsimile.

      6.2 TRANSFER OF SHARES. Subject to the provisions of law and of Sections 6.3, 6.4 and 6.5, Shares shall be transferable on the records of the Company only by the record holder or by his agent "hereunto duly authorized in writing upon delivery to the Directors or a transfer agent of the certificate or certificates (unless held in "uncertificated" form, in which case an executed stock power duly guaranteed must be delivered), properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps together with evidence of the genuineness of each endorsement, execution or authorization and of other matters as may reasonably be required by the Directors or transfer agent. Upon delivery, the transfer shall be recorded in the records of the Company and a new certificate, if requested, for the Shares so transferred shall be issued to the transferee and in case of a transfer of only a part of the Shares represented by any certificate or account, a new certificate or statement of account for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and shall receive a new certificate, if requested, but only upon delivery to the Directors or a transfer agent of instruments and other evidence required by the Directors or the transfer agent to demonstrate that entitlement, the existing certificate (or appropriate instrument of transfer if held in "uncertificated" form) for the Shares and any necessary releases from applicable governmental authorities. Nothing in these Bylaws shall impose upon the Directors or a transfer agent any duty or limit their rights to inquire into adverse claims.

      6.3 DISCLOSURES BY HOLDERS OF SERIES A SHARES: REDEMPTION OF SERIES A SHARES. The holders of Series A Shares shall upon demand disclose to the Directors in writing such information with respect to direct and indirect ownership of their Series A Shares as the Directors deem necessary to comply with the REIT Provisions of the Code or to comply with the requirements of any taxing authority. If the Directors shall at any time and in good faith be of the opinion that direct or indirect ownership of Series A Shares of the Company has or may become concentrated to an extent which would prevent the Company from qualifying as a REIT under the REIT Provisions of the Code, the Directors shall have the power by lot or other means deemed equitable by them to prevent the transfer of and/or call for redemption a number of the Series A Shares sufficient in the opinion of the Directors to maintain or bring the direct or indirect ownership of Series A Shares into conformity with the requirements for a REIT. The redemption price for Series A Shares shall be (i) the last reported sale price of the Series A Shares on the last business day prior to the redemption date on the principal national securities exchange on which the Series A Shares are listed or admitted to trading, or (ii) if the Series A Shares are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the Nasdaq Stock Market or a similar organization selected by the Company for that purpose, or (iii) if no such independent quotations exist, as determined in good faith by the Directors. The holders of any Series A Shares so called for redemption shall be entitled to payment of such redemption price within a reasonable time not to exceed sixty (60) days of the date fixed for redemption. From and after the redemption date, the holder of any Series A Shares so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to the Shares, excepting only to the right to payment of the redemption price fixed as described above.

      For the purpose of Sections 6.3 through 6.5, the term "individual" shall be construed as provided in Section 542(a) (2) of the Code, or any successor provisions, and "ownership" of Shares shall be determined as provided in Section 544 of the Code, or any successor provisions.

      6.4 RIGHT TO REFUSE TO TRANSFER SERIES A SHARES. Whenever it is deemed by them to be reasonably necessary to protect the tax status of the Company, the Directors may require statements or affidavits from any holder of Series A Shares or proposed transferee of Series A Shares, setting forth the number of Series A Shares already owned by him and any related Person specified in the form prescribed by the Directors for that purpose. If, in the opinion of the Directors, which shall be conclusive upon any proposed transferor or proposed transferee of Series A Shares, any proposed transfer or exercise would jeopardize the status of the Company as a REIT under the Code, the Directors may refuse to permit the transfer or exercise. Any attempted transfer or exercise as to which the Directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the Series A Shares. All contracts for the sale or other transfer or exercise of Series A Shares shall be subject to this provision.

      6.5 LIMITATION ON ACQUISITION OF SHARES.

      (a) Subject to the provisions of Sections 6.5(b) and (d), no Person may own in excess of 9.9% of the total outstanding Shares, and no Shares shall be transferred (or issued) to any Person if, following the transfer, the Person's direct or indirect ownership of Shares would exceed this limit.

      (b) If Shares are purportedly acquired by any Person in violation of this Section 6.5, the acquisition shall be valid only to the extent it does not violate this Section 6.5, and the acquisition shall be null and void with respect to any excess Shares ("Excess Shares"). Excess Shares shall be deemed to have been acquired by the Company, shall not be considered to be outstanding for quorum or voting purposes, and shall not be entitled to receive dividends, interest or any other distribution.

      (c) The Company shall, if deemed necessary or desirable to implement the provisions of this Section 6.5, include on the face or back of each Share certificate issued by the Company an appropriate legend referring the holder of the certificate to the restrictions contained in this Section 6.5 and stating that the complete text of these Bylaws is on file with the Secretary of the Company at the Company's offices.

      (d) The Board may establish percentage limits to the extent necessary and appropriate to assure, to the extent possible, that no five Persons own more than 50% of the outstanding Shares. The Directors also may waive the percentage limits set forth in this Section 6.5 in a specific instance. Nothing in these Bylaws shall limit the ability of the Directors to impose, or to seek judicial or other imposition of additional or different restrictions if deemed necessary or advisable to protect the Company and the interests of its Shareholders by preservation of the Company's status as a qualified REIT.

      (e) If any provision of this Section 6.5 is determined to be invalid, in whole or in part, by any federal or state court having jurisdiction, the validity of the remaining provisions shall not be affected and the provision shall be affected only to the extent necessary to comply with the determination of the court.

      (f) For purposes of this Section 6.5, "Shares" means the Shares of the Company as defined in these Bylaws, and includes any Shares issuable upon conversion, surrender or exercise of any other Securities of the Company.

      6.6 LOST OR DESTROYED CERTIFICATES. The holder of any Shares shall immediately notify the Company of any loss or destruction of the Share certificate, and the Company may issue a new certificate in the place of any certificate alleged to have been lost or destroyed upon approval of the Board. The Board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his legal representatives, to make proof satisfactory to the Board of the loss or destruction and to give the Company a bond or other security, in such amount and with such surety or sureties, as the Board may determine as indemnity against any claim that may be made against the Company on account of the certificate alleged to have been lost or destroyed.

      6.7 DIVIDEND RECORD DATE AND CLOSING STOCK BOOKS. The Board may fix a date in the future as a record date for the determination of the Shareholders entitled to receive any dividend or distribution or any allotment of rights or to exercise rights with respect to any change, conversion or exchange of Shares. The record date so filed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of the event for the purposes of which it is filed. When a record date is so filed, only Shareholders of record on that date shall be entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Company after the record date.

                                    ARTICLE VII

                  EMPLOYMENT OF ADVISOR AND LIMITATION ON EXPENSES

      7.1 EMPLOYMENT OF ADVISOR. The Directors are responsible for the general policies of the Company and for general supervision of the business of the Company conducted by all officers, agents, employees, advisors, managers or independent contractors of the Company as may be necessary to insure that the business conforms to the provisions of these Bylaws. However, the Directors shall not be required personally to conduct all the business of the Company, and consistent with their ultimate responsibility as stated above, the Directors shall have the power to appoint, employ or contract with any Person (including one or more of themselves or any corporation, partnership, or company in which one or more of them may be directors, officers, stockholders, partners or directors) as the Directors may deem necessary or proper for the transaction of the business of the Company. The Directors may employ or contract with such a Person (the "Advisor") and the Directors may grant or delegate authority to the Advisor as the Directors may in their sole discretion deem necessary or desirable without regard to whether that authority is normally granted or delegated by Directors.

      The Directors (subject to the provisions of this Article VII) shall have the power to determine the terms and compensation of the Advisor or any other Person whom they may employ or with whom they may contract; provided, however, that any determination to employ or contract with any Director or any Person of which a Director is an Affiliate, shall be valid only if made, approved or ratified by the Independent Directors. The Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company, and to make executive decisions which conform to general policies and general principles previously established by the Directors.

      7.2 TERM. The Directors shall not enter into any advisory contract with the Advisor unless the contract has a term of no more than one (1) year and provides for annual renewal or extension thereafter. The Directors shall not enter into a similar contract with any Person of which a Director is an Affiliate unless the contract provides for renewal or extension by the Independent Directors. The advisory contract shall also require the Advisor to cooperate with the Company to provide an orderly management transition after any termination.

      7.3 OTHER ACTIVITIES OF ADVISOR. The Advisor shall not be required to administer the investment activities of the Company as its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Company, including the performance of services and advice to other persons (including other real estate investment companies) and the management of other investments (including investments of the Advisor and its Affiliates). The Directors may request the Advisor to engage in other activities which complement the Company's investments, and the Advisor may receive compensation or commissions for those activities from the Company or other Persons.

      The Advisor shall be required to use its best efforts to present a continuing and suitable investment program to the Company which is consistent with the investment policies and objectives of the Company, but neither the Advisor nor any Affiliate of the Advisor (subject to any applicable provision of Sections 9.4 and 9.5 herein) shall be obligated to present any particular investment opportunity to the Company even if the opportunity is of character which, if presented to the Company, could be taken by the Company, and, subject to the foregoing, shall be protected in taking for its own account or recommending to others the particular investment opportunity.

      Upon request of any Director, the Advisor and any Person who controls, is controlled by, or is under common control with the Advisor, shall from time to time promptly furnish the Directors with information on a confidential basis as to any investments within the Company's investment policies made by the Advisor or the other Person for its own account.

      7.4 LIMITATION ON OPERATING EXPENSES. The Operating Expenses of the Company for any fiscal year shall not exceed the greater of (a) 2% of its Average Invested Assets or (b) 25% of the Net Income of the Company, unless the Independent Directors conclude that a higher level of expense is justified, as provided for in Section 4.14(e) and the California Commissioner of Corporations concurs therein, provided however, that such expenses (including subitems iv through ix of Section 1.3 (o)) shall not exceed the foregoing limitation unless the Independent Directors conclude that a higher level of expenses is justified as provided for in Section 4.14(e).

      Within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses (for the 12 months then ended) exceed the limitations set forth herein, there shall be sent to the Shareholders a written disclosure of such fact together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that the higher Operating Expenses were justified. In the event the Independent
Directors do not determine such excess expenses were justified, the Advisor shall reimburse the Company at the end of the 12-month period the amount by which the aggregate annual Operating Expenses paid or incurred by the Company exceeded the limitations herein provided.

                                    ARTICLE VIII

                     RESTRICTIONS ON INVESTMENTS AND ACTIVITIES

      8.1 RESTRICTIONS. Notwithstanding any other provision of these Bylaws, the Company shall not:

          (a) invest in commodities or commodity future contracts;

          (b) invest in contracts for the sale of real estate;

          (c) engage in any short sale;

          (d) Reserved;

          (e) issue equity Securities on a deferred payment basis or other similar arrangement;

          (f) issue debt Securities in the absence of adequate cash flow to cover debt service;

          (g) issue equity Securities which are non-voting or assessable;

          (h) incur any indebtedness, secured or unsecured, which would result in an aggregate amount of indebtedness in excess of 300% of Net Assets;

          (i) borrow on an unsecured basis if such borrowing will result in Asset Coverage of less than 300%;

          (j) make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by an Appraisal unless substantial justification exists because of the presence of other underwriting criteria; provided, however, that the Company shall not make or invest in mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, Directors or any of their Affiliates; and provided further, that any such Appraisal shall be retained in the Company's records for a period of five (5) years and shall be available for inspection and copying by any shareholder.

          (k) issue "redeemable securities," as defined in Section 2(a) (32) of the Investment Company Act of 1940;

          (l) invest in any equity Security of any non-governmental issuer (including limited partnerships) except the Company and other REITS, for a period in excess of 18 months; provided that any such investment in an entity affiliated with the Advisor, Directors or Affiliates thereof shall comply with the requirements of Section 9.5.

          (m) engage in trading, as compared with investment activities, or engage in the business of underwriting or agency distribution of Securities issued by others;

          (n) hold property primarily for sale to customers in the ordinary course of the trade or business of the Company, but this prohibition shall not be construed to deprive the Company of the power to sell any property which it owns at any time;

          (o) grant warrants or options to purchase voting shares of beneficial interest of the Company unless such warrants or options (i) are issued ratably to the holders of all voting shares of beneficial interest or (ii) are issued as part of a financing arrangement; provided that any warrants or options issued are at an exercise price greater than or equal to the fair market value of the voting shares of the Company on the date of the grant and for consideration (including services) that in the judgment of a majority of the Independent Directors has a market value at least equal to the value of the warrant or option on the date of grant, and the warrants and options granted to the Advisor, Directors or Affiliates thereof are granted on the same terms as such warrants and options are sold to the general public and do not exceed an amount equal to 10% of the outstanding Shares on the date of grant of such warrants and options;

          (p) invest in or make mortgage loans unless an Appraisal is obtained concerning the underlying property and, in addition to the Appraisal, the Company shall obtain a mortgagee's or owner's title insurance policy or commitment as to the priority of the mortgage or the condition of the title;

          (q) invest in indebtedness, including construction loans (herein called "junior debt") secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called "senior debt"), except where the amount of such junior debt, plus the outstanding amount of the senior debt, does not exceed 85% of the appraised value of such property as determined by Appraisal, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles after all reasonable reserves but before provision far deprecation) would not then exceed 25% of the Company's tangible assets, provided that the value of all investments in junior debt of the Company which does not meet the aforementioned requirements would be limited to 10% of the Company's tangible assets (which would be included within the 25% limitation);

          (r) acquire Securities in any company holding investments or engaging in activities prohibited by the Code or the California statutes governing the activities of REITs; or

          (s) invest in real estate contracts of sale or land sale contracts unless such contracts are in recordable form and are appropriately recorded in the chain of title.

      The foregoing limitations shall not limit the manner in which any required investment by the Advisor or its Affiliates in the Company is made or preclude the Company from structuring an investment in real property to minimize Shareholder liability and facilitate the investment policies of the Company under Article VIII.

                                     ARTICLE IX

                              LIABILITY OF DIRECTORS,
                    SHAREHOLDERS AND OFFICERS AND OTHER MATTERS

      9.1 EXCULPATION OF DIRECTORS, OFFICERS AND OTHERS. The Directors are required to perform their duties with respect to the Company's business in good faith, in a manner believed by the Directors to be in the best interests of the Company and with the care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as a Director. Notwithstanding the additional responsibilities of Independent Directors, an Independent Director shall not have any greater liability than that of a Director who is not independent.

      Moreover, the Company's officers, employees and other agents are also required to act in good faith, in a manner believed by them to be in the best interest of the Company, and with the care, including reasonable inquiry, as an ordinary prudent Person in a like position would use under similar circumstances, in handling its affairs. An officer, employee or other agent who performs his duties in accordance with the foregoing standards shall not be liable to any person for failure to discharge his obligations as an officer, employee or agent.

      9.2 EXPRESS EXCULPATORY CLAUSES AND INSTRUMENTS. In all agreements, obligations, instruments, and actions in regard to the affairs of this Company, this Company and not its Directors, Shareholders, officers, employees or agents shall be the principal and the Company shall be entitled as such to enforce the same, collect damages, and take all other action. All agreements, obligations, instruments, and actions shall be made, executed, incurred, or taken by or in the name and on behalf of this Company.

      9.3 INDEMNIFICATION AND REIMBURSEMENT OF CORPORATE AGENTS.

      (a) The Company shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such Person by reason of such Person's having been made or having threatened to be made a party to a proceeding in excess of the indemnification otherwise permitted by the provisions of Section 317 of the California Corporations Code subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code, and the Company shall advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by subdivision (f) of said Section 317. The terms "agent," "proceeding" and "expenses" made in this Section 9.3 shall have the same meaning as such terms in said Section 317, except that directors who are not Independent Directors and the Advisor may only be indemnified as follows:

      1. The Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, and

      2. Such liability or loss was not the result of negligence or misconduct by the Director.

      Indemnification will not be allowed for any liability imposed by judgment and costs associated therewith, including attorneys' fees, arising from or out of a violation of state or federal securities laws associated with the offer and sale of the Company's shares. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities law violations, and for expenses incurred in successfully defending such lawsuits, provided that a court either:

          (i) Approves the settlement and finds that indemnification of the settlement and related costs should be made, or

          (ii) Approves indemnification of litigation costs if a successful defense is made.

      Any rights of indemnification and reimbursement shall be satisfied only out of Company property.

      (b) The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything in these Bylaws restrict the right of the Company to indemnify or reimburse the Person in any proper case even though not specifically provided for in these Bylaws, nor shall anything in these Bylaws restrict the Person's right to contribution as may be available under applicable law.

      (c) The Company shall have power to purchase and maintain insurance on behalf of any Person entitled to indemnity under these provisions against any liability asserted against him and incurred by him ;n any capacity or arising out of his status. The Company, however, shall not purchase and maintain insurance for liabilities for which indemnification is not permitted under these provisions.

      (d) No claim for indemnification under this Section 9.3 by any Person for liabilities arising under the Securities Act of 1933 or under state securities laws may be permitted by the Company. Notwithstanding the foregoing, a claim for indemnification will be permitted for settlements and related expenses in connection with defending a civil or criminal action, suit or proceeding arising under the Securities Act of 1933 or under state securities laws provided that a court of competent jurisdiction approves the settlement and finds that indemnification is not against public policy or approves indemnification of litigation costs if a successful defense is made.

      9.4 RIGHT OF DIRECTORS, OFFICERS AND OTHERS TO OWN SHARES OR OTHER PROPERTY AND TO ENGAGE IN OTHER BUSINESS. Any Director, officer, employee or agent of the Company may acquire, own, hold and dispose of shares in the Company, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Director, officer, employee or agent of the Company. Any Director, officer, employee or agent of the Company may have personal business interests and may engage in personal business activities, which interests and activities may include the acquisition, syndication, holding, management, operation or disposition, for his own account or for the account of others, of interests in real property (including, but not limited to, real property investments presented to and rejected by the Company or the Advisor), interests in mortgages, or interests in Persons engaged in the real estate business, including persons authorized as investments pursuant to the other provisions of these Bylaws. Subject to the provisions of Article VII, any Director, officer, employee or agent may be interested as Director, officer, director, stockholder, partner, member, advisor or employee, or otherwise have a direct or indirect interest in any Person who may be engaged to render advice or services to the Company, and may receive compensation from that Person as well as compensation as Director, officer, or agent of the Company. None of these activities shall be deemed to conflict with his duties and powers as Director or officer.

      9.5 TRANSACTIONS WITH AFFILIATES.  The Company shall not:

      (a) Engage in transactions with the Advisor, any Director, officer or Affiliates thereof, except to the extent that each such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Directors (including a majority of Independent Directors) not affiliated with the Person who is party to the transaction and not otherwise interested in such transaction and:

          (i) the transaction is fair and reasonable to the Company and its Shareholders,

          (ii) the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis and known to the Directors; and

          (iii) payments to the Advisor, its Affiliates or Directors for services rendered in a capacity other than that as Advisor or as
      Directors  may  only  be  made  upon  a   determination   that  (A)  the
      compensation is not in excess of the compensation paid for any comparable services, and (B) the compensation is not greater than the charges for comparable services available from others who are competent and not affiliated with any of the parties involved.

      (b) Purchase property from the Advisor, any Director, or Affiliates thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Company and at a price to the Company no greater than the cost of the asset to such Advisor, Director or Affiliate thereof, or, if the price to the Company is in excess of such cost, that substantial justification for such excess exists and such excess is not unreasonable. In no event shall the cost of such asset to the Company exceed its current appraised value.

      (c) Sell property to the Advisor, any Director or Affiliates thereof.

      (d) Borrow money from the Advisor, any Director, or affiliates thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated lenders and borrowers under the same circumstances.

      (e) Invest in joint ventures with the Advisor, any Director, or Affiliates thereof, unless a majority of Directors (including a majority of Independent Directors) not otherwise interested in such transactions, approves the transaction as being fair and reasonable to the Company and shall be on substantially the same terms and conditions as those received by the other joint venturers.

      (f) Make loans to the Advisor, any Director or Affiliates thereof.

      9.6 RESTRICTION OF DUTIES AND LIABILITIES. The duties and liabilities of Shareholders, Directors and officers shall in no event be greater than the duties and liabilities of shareholders, directors and officers of a California corporation. The Shareholders, Directors and officers shall in no event have any greater duties or liabilities than those imposed by applicable law as shall be in effect from time to time.

      9.7 PERSONS DEALING WITH DIRECTORS OR OFFICERS. Any act of the Directors or officers purporting to be done in their capacity as such shall as to any Persons dealing in good faith with the Directors or officers, be conclusively deemed to be within the purposes of this Company and within the powers of the Directors and officers.

      The Directors may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name and on behalf of the Company and/or Directors.

      No Person dealing in good faith with the Directors or any of them or with the authorized officers, employees, agents or representatives of the Company, shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Directors, or any of them, or of authorized officers, employees, agents, or representatives of the Company, for moneys or other consideration, shall be binding upon the Company.

      9.8 RELIANCE. The Directors and officers may consult with counsel and the advice or opinion of that counsel shall be full and complete personal protection to all of the Directors and officers in respect of any action taken or suffered by them in good faith and in reliance on and in accordance with such advice or opinion. In discharging their duties, Directors and officers, when acting in good faith, may rely upon financial statements of the Company represented to them to be correct by the Chairman or the officer of the Company having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position of the Company. The Directors may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

      9.9 INCOME TAX STATUS. Without limitation of any rights of indemnification, or non-liability of the Directors, the Directors by these Bylaws make no commitment or representation that the Company will qualify for the dividends paid deduction permitted by the Code, and any failure to so qualify at any time shall not render the Directors liable to the Shareholders or to any other person.

                                     ARTICLE X

                                   MISCELLANEOUS

      10.1 INSPECTION OF BYLAWS. The Company shall keep at its principal office in this state for the transaction of business, the original or a copy of these Bylaws as amended, certified by the Secretary, which shall be open to inspection by Shareholders at any reasonable time during office hours.

      10.2 INSPECTION OF CORPORATE RECORDS. A Shareholder or Shareholders of the Company, together holding at least 5% of the aggregate outstanding voting Shares of the Company have the absolute right to inspect and copy a record of Shareholders' names, addresses and shareholdings or to demand the same from the Company's transfer agent, upon specified notice. In addition, any Shareholder shall have the absolute right upon written demand at any time during normal business hours, to inspect the Company's accounting books and records, and minute books for any purpose reasonably related to such person's interest as a Shareholder.

      10.3 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Company, shall be signed or endorsed by the person or persons and in the manner as from time to time shall be determined by resolution of the Board.

      10.4 CONTRACTS, ETC., HOW EXECUTED. The Board, except as provided elsewhere in the Bylaws, may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Company. That authority may be general or confined to specific instances. Unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

      10.5 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The Chairman or the President or, in the event of their absence or inability to serve, any Vice President and the Secretary or Assistant Secretary of this Company are authorized to vote, represent and exercise, on behalf of the Company, all rights incidental to any and all shares of any other company standing in the name of the Company. The authority granted to the officers to vote or represent on behalf of the Company any and all Shares held by the Company in any other company may be exercised by any authorized person in person or by proxy or power of attorney duly executed by the officers.

      10.6 ANNUAL REPORT. The Board of the Company shall cause to be sent to the Shareholders, not later than one hundred twenty (120) days after the close of the fiscal or calendar year, and not less than fifteen (15) days before the date of the Company's Annual Meeting of Shareholders as provided in Section 3.2 of these Bylaws, an Annual Report in the form deemed appropriate by the Board. The reports shall also disclose the ratio of the cost of raising capital to the capital raised during the year and the aggregate amount of the advisory fees and other fees paid during the year to the Advisor and its Affiliates, including fees or charges paid to the Advisor and Affiliates by a third party. The Annual Report also shall include as required by Section 4.14 full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company and the Directors, Advisor and/or Affiliates thereof occurring during the year, and the Independent Directors shall examine and comment in the report as to the fairness of any such transactions. The Annual Report shall include a statement of assets and liabilities and a statement of income and expense of the Company prepared in accordance with Generally Accepted Accounting
Principles. The financial statements shall be accompanied by the report of an independent certified public accountant. A manually signed copy of the accountant's report shall be filed with the Directors.

      10.7  STATEMENTS RE SHARES OWNED IN  "UNCERTIFICATED"  FORM.  Within two
(2) business days after the transfer of Shares owned in uncertificated form, the Company shall send a statement to the former registered owner and to the new registered owner containing the information described in this Section
10.7. In addition the Company shall send such a statement to the registered owner at any time upon the reasonable request of the registered owner. A statement sent pursuant to this Section 10.7 shall contain the following information:

      (a) A description of the issue of which the Shares are a part;

      (b) The name and address and any taxpayer identification number of the registered owner;

      (c) The number of Shares registered in the name of the registered owner in uncertificated form on the date of the statement;

      (d) The name and address and any taxpayer identification number of any registered pledgee and the number of Shares subject to the pledge;

      (e) A notation of any liens and restrictions of the Company and any adverse claims to which the Shares are or may be subject or a statement that there are none of those liens, restrictions, or adverse claims;

      (f) Anything else required by subdivision (b) of Section 416 of the California Corporations Code.

      10.8 PROVISIONS OF THE COMPANY IN CONFLICT WITH LAW OR REGULATION.

      (a) The provisions of these Bylaws are severable, and if the Directors shall determine, with the advice of counsel, that any one or more of these provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Code, or with other applicable laws and regulations, the Conflicting Provisions shall be deemed never to have constituted a part of these Bylaws, and the Directors shall be able to amend or revise the Bylaws to the extent necessary to bring the provisions of these Bylaws into conformity with the REIT Provisions of the Code or any other applicable law or regulation; provided, however, that this determination by the Directors shall not affect or impair any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted (including but not limited to the election of Directors) prior to the determination. A certification signed by a majority of the Directors setting forth any such determination and reciting that it was duly adopted by the Directors, or a copy of these Bylaws, with the Conflicting Provisions removed pursuant to the determination, signed by a majority of the Directors, shall be conclusive evidence of such determination when lodged in the records of the Company. The Directors shall not be liable for failure to make any determination under this Section 10.8.

      (b) If any provisions of these Bylaws shall be held invalid or unenforceable, the invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not present.

      10.9 FISCAL YEAR. The Company's fiscal year shall end on December 31 of each year.

      10.10 VOLUNTARY DISSOLUTION. The Company may elect to wind up and dissolve by the vote of Shareholders entitled to exercise a majority of the voting power of the Company.

      10.11 DISTRIBUTIONS. Subject to the Company's Articles of Incorporation, the payment of distributions on Shares shall be at the discretion of the Directors and shall depend upon the earnings, cash flow and general financial condition of the Company, and such other factors as the Directors deem appropriate.

                                     ARTICLE XI

                                AMENDMENTS TO BYLAWS

      11.1 BY THE SHAREHOLDERS. Bylaws may be adopted, amended or repealed by the vote or written consent of holders of a majority of the outstanding Shares entitled to vote; provided however, that these Bylaws or any provision hereof which would affect any rights with respect to any outstanding class of Securities of the Company, by reducing the amount payable upon the liquidation of the Company, or by diminishing or eliminating any voting rights pertaining thereto, may not be amended unless approved by the vote or written consent of the holders of two-thirds of the outstanding Securities of such class. Bylaws specifying or changing a fixed number of Directors or the maximum or minimum number or changing from a fixed to a variable Board or vice versa may only be adopted by the Shareholders; provided, however, that a Bylaw or amendment of the Articles of Incorporation reducing the number or the minimum number of Directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the Shares not consenting in the case of action by written consent are equal to more than 16-2/3% of the outstanding Shares entitled to vote.

      11.2 BY THE BOARD. Subject to the right of the Shareholders to adopt, amend or repeal Bylaws, Bylaws (other than a Bylaw or amendment thereof specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable Board or vice versa) may be adopted, amended or repealed by the Board; provided however, that these Bylaws or any provision hereof which would affect any rights with respect to any outstanding class of Securities of the Company, by reducing the amount payable upon the liquidation of the Company, or by diminishing or eliminating any voting rights pertaining thereto, may not be amended unless approved by the vote or written consent of the holders of two-thirds of the outstanding Securities of such class. Notwithstanding the foregoing, however, amendment or repeal of Section 1.3 (l), Section 4.14 or the first sentence of Section
4.17 shall require the vote or written consent of the holders of a majority of the outstanding Shares entitled to vote.









Franklin Select Realty Trust
777 Mariners Island Boulevard
San Mateo, CA 94404
(650) 312-3000


FRANKLIN SELECT REALTY TRUST 1999 PROXY


This proxy is solicited on behalf of the Board of Directors.

      The undersigned hereby appoints DAVID P. GOSS AND RICHARD S. BARONE, jointly and severally, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock (Series A and Series B) of Franklin Select Realty Trust which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Franklin Resources, Inc., 777 Mariners Island Boulevard, San Mateo, California on April 27, 1999, at 9:00 a.m., Pacific Daylight Time, and upon all motions and resolutions which may properly be presented for consideration at said meeting or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1, 2, 3 AND 4.

PROPOSAL NO.1:  ELECTION OF DIRECTORS:

--------------------------------------------------------------------------------
FOR all nominees       WITHHOLD          NOMINEES:
listed                 AUTHORTIY
(except as marked to   (to vote for all  David P. Goss       E. Samuel Wheeler
the contrary)          nominees listed)  Egon H. Kraus       Frank W. T. LaHaye
                                         Lloyd D. Hanford,   Barry C. L. Fernald
/     /               /     /            Jr.                 Larry D. Russel

--------------------------------------------------------------------------------
                                         (Instruction:  To withhold authority
                                         for any individual nominee, strike a
                                         line through the nominee's name listed
                                         above.)

--------------------------------------------------------------------------------




PROPOSAL NO. 2: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

FOR               AGAINST           ABSTAIN

/     /           /     /           /     /



PROPOSAL NO. 3:  TO APPROVE THE PROPOSED AMENDED AND RESTEATED ARTICLES OF
INCORPORATION:

FOR               AGAINST           ABSTAIN

/     /           /     /           /     /



PROPOSAL NO. 4:  TO APPROVE THE PROPOSED THIRD AMENDED AND RESTATED BY-LAWS:

FOR               AGAINST           ABSTAIN

/     /           /     /           /     /



THIS PROXY IS SOLICITED BY THE DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN BELOW, NO BOXES NEED BE CHECKED.

THE PROXYHOLDERS DESIGNATED HEREON ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND TO VOTE IN ACCORDANCE WITH THE PROXY HOLDERS' DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.



(Please sign exactly as the name or names appear on your account statement or your Common Stock certificate. In signing as attorney, executor, administrator, trustee or guardian, or for a corporation, please give your full title. When shares are in the names of more than one person, each should sign the proxy.)






                                          Signature



                                          Date



                                          Signature (if held jointly)



                                          Date